UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Doma Holdings, Inc.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 27, 2022
Dear Fellow Stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to Doma Holdings, Inc.’s (“Doma”) 2022 Annual Meeting of Stockholders. The annual meeting will be held virtually on Thursday, July 7, 2022, at 1:00 p.m., Eastern Daylight Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DOMA2022, where you will be able to listen to the meeting live, submit questions and vote online.
You will find information regarding the matters to be voted on in the accompanying Notice of 2022 Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”) and other relevant materials. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or in the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).
You may visit https://investor.doma.com to access various web-based reports, executive messages and timely information about Doma’s business.
It is very important that your shares be represented and voted at the annual meeting regardless of whether you plan to attend electronically. The accompanying proxy statement contains information about the matters on which you are asked to vote as well as specific instructions for voting over the telephone or via the internet, or submitting your proxy. If you have previously received our Notice of Internet Availability, then instructions regarding how you can vote are contained in that notice. You are encouraged to read the materials carefully and vote in accordance with the recommendations of the Board of Directors.
If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
We thank you for your investment and support of Doma!

Sincerely,
Max Simkoff
Founder, Chief Executive Officer and
Director

101 Mission Street, Suite 740
San Francisco, California 94105
___________________________________________________
Notice of 2022 Annual Meeting of Stockholders
___________________________________________________
May 27, 2022
To Our Stockholders:
Doma Holdings, Inc. (“Doma,” the “Company,” “we,” “our” or “us”) will hold its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) as follows:
Date:     Thursday, July 7, 2022
Time:     1:00 p.m., Eastern Daylight Time
Access:     Meeting live via the internet
Please visit www.virtualshareholdermeeting.com/DOMA2022
Items of Business:
The principal business of the Annual Meeting will be to:
1.Elect the three director nominees named in the proxy statement to serve as Class II directors for a three-year term or until their successors have been duly elected and qualified;
2.Ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.Approve Doma Holdings, Inc.’s Amended and Restated Omnibus Incentive Plan (the “A&R Omnibus Incentive Plan”); and
4.Act on such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.
Record Date:
You may vote on these matters if you were a stockholder of record as of the close of business on May 9, 2022.
In the interest of the health and well-being of our stockholders and our employees, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please refer to instructions on page 6 of this proxy statement.
Your participation in the Annual Meeting is important. You can vote by telephone, internet or, if you request that proxy materials be mailed to you, by completing and signing the proxy card enclosed with those materials and returning it in the envelope provided. If you wish to attend and participate in the virtual meeting, you must provide evidence of your ownership as of May 9, 2022, or a valid proxy showing that you are representing a stockholder who owned shares as of that date.
We encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the enclosed proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote in accordance with the recommendations of the Board of Directors by following the voting instructions contained in the proxy statement.
Thank you for, and we appreciate, your interest in Doma!
By Order of the Board of Directors,
Eric Watson
Senior Vice President,
Secretary and General Counsel

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 7, 2022.
The proxy statement and our 2021 Form 10-K are available free of charge at https://materials.proxyvote.com and https://investor.doma.com under “Financials > Filings.”
You may also obtain these materials at the Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Doma’s Corporate Secretary at the Office of the Corporate Secretary, 101 Mission Street, Suite 740, San Francisco, California 94105. Doma will provide a copy of our 2021 Form 10-K without charge to any stockholder upon written request.
Except to the extent specifically referenced herein, any information contained or referenced on our website is not incorporated by reference into and does not form a part of this proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Our stockholder letter and this proxy statement contain forward-looking statements, within the meaning of the federal securities laws, about our business and prospects. These forward-looking statements are subject to risks and uncertainties and are based on the beliefs and assumptions of our management based on information currently available. Use of words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “should,” “may,” “could,” “likely” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including, but not limited to, those described in Item 1A of Part I “Risk Factors” of our 2021 Form 10-K. We disclaim any obligation to update any forward-looking statements contained herein after the date of this proxy statement.

Doma Holdings, Inc.
___________________________________
Proxy Statement
___________________________________

DOMA HOLDINGS, INC.	| i |	2022 PROXY STATEMENT

DOMA HOLDINGS, INC.	| ii |	2022 PROXY STATEMENT

Proxy Summary
This is a summary only and is intended to serve as an overview of the information found elsewhere in this proxy statement. Because this is only a summary, you should read the entire proxy statement before voting.
Annual Meeting of Stockholders

DATE AND TIME:	LOCATION:	RECORD DATE:
July 7, 2022 1:00 p.m. EDT	Virtual meeting only Live via the internet Please visit: www.virtualshareholdermeeting.com/DOMA2022	May 9, 2022
Business Combination Background
On July 28, 2021, Capitol Investment Corp. V (“Capitol”) consummated a business combination with Doma Holdings, Inc., a Delaware corporation (“Old Doma”), pursuant to the agreement and plan of merger, dated March 2, 2021, and as further amended, by and among Capitol, Capitol V Merger Sub, Inc., a wholly owned subsidiary of Capitol, and Old Doma. In connection with the closing of the Business Combination (as defined below), Old Doma changed its name to States Title Holding, Inc., Capitol changed its name to Doma Holdings, Inc. and Old Doma became a wholly owned subsidiary of Doma. Doma continues the existing business operations of Old Doma as a publicly traded company. We refer to these transactions collectively as the “Business Combination.”
In this proxy statement, unless the context otherwise requires, references herein to “company,” “Company,” “Doma,” “we,” “us,” “our” and similar terms refer to Doma Holdings, Inc. (f/k/a Capitol Investment Corp. V) and its consolidated subsidiaries. References to “Capitol” refer to our predecessor company prior to the consummation of the Business Combination. References to “Old Doma” refer to Old Doma prior to the Business Combination.

DOMA HOLDINGS, INC.	| 1 |	2022 PROXY STATEMENT

Meeting Agenda Voting Matters
This year, there are three Company-sponsored proposals on the agenda.
Election of the three Class II director nominees pursuant to Proposal No. 1 will require the plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors (with withheld and broker non-votes not counted as votes cast either for or against the nominee’s election).
Approval of Proposals No. 2 and No. 3 at the Annual Meeting will require an affirmative “FOR” vote of the holders of a majority of the votes cast by the stockholders present (electronically) or represented by proxy at the meeting (abstentions will have no effect).

Proposals	Board Voting Recommendations	For More Information See Page
1. Election of each Class II director nominee.	FOR EACH NOMINEE	12
2. Ratification of the appointment of Deloitte & Touche LLP as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	FOR	33
3. Approve Doma Holdings, Inc.’s Amended and Restated Omnibus Incentive Plan (the “A&R Omnibus Incentive Plan”).	FOR	48

Board and Governance Practices
Corporate Governance Highlights
We believe that our corporate governance policies reflect best practices. In addition to executive compensation practices that link pay and performance, Doma’s Code of Ethics and Business Conduct and Board of Directors (the “Board of Directors” or “Board”) governance policies help to ensure that we meet high standards of ethical behavior, corporate governance and business conduct. The following list highlights key Board information and governance practices in place as of December 31, 2021.
Governance Oversight
• Independent chair
• Seventy percent of our directors are independent directors (seven out of ten)
• All Board committees are composed solely of independent directors
• Regular executive sessions of independent directors
Board Effectiveness
• Annual evaluation of the Board and committees
• Strong commitment to Board diversity of perspectives, gender, race and ethnicity
• Robust risk oversight framework to assess and oversee risks
• Directors possess a deep and diverse set of skills and expertise relevant to oversight of our business, operations and strategy

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Executive Compensation Oversight
• Long-term incentive metrics designed to promote growth and sustainable profitability
• Compensation recovery/clawback policy
• Multi-year vesting periods for equity awards
• Anti-hedging and pledging policy
Stockholder Rights
• One class of common stock, par value $0.0001 per share (the “Common Stock”) with each share entitled to one vote
Board of Directors Composition
The composition of our Board of Directors reflects a breadth and variety of skills, diverse perspectives, business experiences and backgrounds.
The table below highlights each director’s specific skills, knowledge and experiences that he or she brings to the Board. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

				Committee Membership
Name	Occupation/Experience	Age*	Independent	A	C	NCG
Sharda Cherwoo	Fmr. Partner EY and Director	63	•	•
Mark D. Ein	Experienced Executive and Director	57	•
Stuart Miller**	Executive Chairman, Lennar Corp.	64
Charles Moldow**	General Partner, Foundation Capital	57
Karen Richardson**	Experienced Executive and Director	59	•	•		•
Lawrence Summers	Fmr. Secretary of U.S. Treasury	67	•			CHAIR
Maxine Williams	Chief Diversity Officer, Meta Platforms	51	•		•
Serena Wolfe	CFO, Annaly Capital Management, Inc.	42	•	CHAIR +
Max Simkoff	CEO and Director of Doma	40
Matthew E. Zames	Fmr. President, Cerberus Capital Mgmt.; Fmr. COO, JPMorgan Chase & Co.	51	•		CHAIR	•

* Age as of May 1, 2022.	CHAIR = Committee Chair	A = Audit & Risk Committee
** Class II director nominee	+ = Financial Expert	C = Compensation Committee
NCG = Nominating and Corporate Governance Committee

DOMA HOLDINGS, INC.	| 3 |	2022 PROXY STATEMENT

Board Diversity
Our Board represents diverse perspectives in terms of experience, gender, ethnicity and age. We believe our diversity is a core strength for sound oversight and helps ensure a robust and thoughtful review of our business and initiatives.
•Forty percent of our directors self-identify as women and/or members of traditionally underrepresented communities (including those self-identifying as African American (1) or Asian (1)).
•As of May 1, 2022, two directors are between 40 and 49 years old, five directors are between 50 and 59 years old and three directors are between 60 and 69 years old.
For more information about our governance programs and our Board, see Proposal No. 1 beginning on page 12 of this proxy statement.

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General Information
Doma Holdings, Inc. (“Doma,” the “Company,” “we,” “our” or “us”) is furnishing this proxy statement to solicit proxies on behalf of the Board of Directors for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Given the continuing impact of COVID-19, this year’s Annual Meeting will be a virtual meeting conducted solely via live webcast over the internet. You will be able to attend the Annual Meeting, vote your shares electronically, and submit questions during the meeting by visiting a special website established for this purpose: www.virtualshareholdermeeting.com/DOMA2022. You will not be able to attend the Annual Meeting in person. A copy of the Notice of 2022 Annual Meeting of Stockholders accompanies this proxy statement. This proxy statement is being sent or made available, as applicable, to our stockholders beginning on or about May 27, 2022.
Emerging Growth Company and Smaller Reporting Company
As described in our 2021 Form 10-K, subsequent to the Business Combination, Doma is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act of 1934, as amended (the “Exchange Act”)) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s condensed financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Additionally, as described in our 2021 Form 10-K, subsequent to the Business Combination, Doma is a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, reduced disclosure pertaining to executive compensation matters.

DOMA HOLDINGS, INC.	| 5 |	2022 PROXY STATEMENT

Common Questions and Answers About the Annual Meeting and Voting
Why am I receiving this proxy statement?
We are providing you with this proxy statement because the Board of Directors is soliciting your proxy to vote at Doma’s 2022 Annual Meeting of Stockholders, including at any adjournments or postponements thereof, to be held via a live webcast on Thursday, July 7, 2022 at 1:00 p.m. Eastern Daylight Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DOMA2022, where you will be able to listen to the meeting live, submit questions and vote online.
Who is entitled to attend and vote at the Annual Meeting?
Only stockholders who owned shares of Doma’s Common Stock at the close of business on May 9, 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Doma’s Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “DOMA.” On May 9, 2022, 326,035,685 shares of Common Stock were outstanding and eligible to be voted. Each share of Common Stock is entitled to one vote with respect to each matter on which holders of Common Stock are entitled to vote.
How can I attend the Annual Meeting?
This year’s Annual Meeting will be a virtual-only meeting conducted solely via live webcast.
To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/DOMA2022 and enter the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or on your proxy card. The live webcast will begin at 1:00 p.m. Eastern Daylight Time on Thursday, July 7, 2022. You are encouraged to log on to the virtual meeting platform at least 15 minutes prior to the meeting’s start time.
The virtual meeting platform is third-party hosted and fully supported across browsers and devices running the most updated version of any applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Additional instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, will be posted on the virtual meeting website.
Our meeting host will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting. Technical support will be available on the virtual meeting platform beginning at 12:00 p.m. Eastern Daylight Time on the day of the meeting and will remain available until 30 minutes after the meeting has concluded.
Why is this year’s Annual Meeting being held as a virtual-only meeting?
This year’s Annual Meeting is being held as a virtual-only format in light of the continuing impact of COVID-19. Holding the Annual Meeting as a virtual-only meeting will allow us to reach the broadest number of stockholders while maintaining our commitment to health and safety.
Why did I receive a “Notice Regarding the Availability of Proxy Materials”?
Doma furnishes proxy materials to its stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. By doing so, Doma reduces its costs and impact on the environment. On or about May 27, 2022, Doma will mail a Notice of Internet Availability to certain of the Company’s stockholders. The Notice of Internet Availability contains instructions on how to access Doma’s proxy materials and how to vote online or by telephone. The Notice of Internet Availability will also contain a 16-digit control number that you will need in order to vote your shares. If you previously chose to receive Doma’s proxy materials electronically, you will continue to receive access to these materials via an email that provides electronic links to these documents unless you elect otherwise.

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May I request paper copies of the proxy materials and if so, how?
Yes, you may request paper copies of the proxy materials for the Annual Meeting by following the instructions included on your Notice of Internet Availability or listed at www.proxyvote.com, by telephoning 1-800-579-1639, or by sending an email to sendmaterial@proxyvote.com.
What is the difference between holding shares as a beneficial owner in street name and as a stockholder of record?
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Trustee or Other Nominee
If your shares are held in street name through a broker, bank, trustee or other nominee, you are considered to be the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee on how to vote your shares. Without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be “routine matters.” The only “routine matter” being considered at the Annual Meeting is Proposal No. 2 (relating to the ratification of the Company’s independent registered public accounting firm). Each of Proposal No. 1 and Proposal No. 3 is considered a non-routine matter. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to vote your shares!
Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with Doma’s transfer agent, Continental Stock Transfer & Trust Company, you are considered to be a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to Doma’s Board or to a third party, or to vote at the Annual Meeting.
What if I hold my shares in street name and I do not provide my broker, bank, trustee or other nominee with instructions on how to vote my shares?
You may instruct your broker, bank, trustee or other nominee on how to vote your shares. If you do not provide them with instructions on how to vote your shares prior to the Annual Meeting, they will have discretionary authority to vote your shares only with respect to routine matters. Only Proposal No. 2 (relating to the ratification of the Company’s independent registered public accounting firm) is considered to be a “routine matter.” Your broker, bank, trustee or other nominee will not have discretionary authority to vote your shares with respect to Proposals No. 1 or No. 3. If you do not provide instructions on how to vote your shares on Proposals No. 1 or No. 3, your shares will then be referred to as “broker non-votes” and will not be counted in determining whether Proposals No. 1 or No. 3 approved. Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares. Please participate in the election of directors and vote on all the proposals by returning your voting instructions to your broker, bank, trustee or other nominee.
How do I vote my shares?
Doma encourages stockholders to vote in advance of the Annual Meeting, even if you plan to attend the Annual Meeting. You may vote your shares in one of the following ways:
Please Note the Manner in Which You Hold Your Shares
If you hold shares directly in your name as a stockholder of record with Doma’s transfer agent, Continental Stock Transfer & Trust Company, then you may either vote or be represented by another person at the Annual Meeting by executing a legal proxy designating that person as your proxy to vote your shares.
If you hold your shares in street name, you must obtain a legal proxy from your broker, bank, trustee or other nominee and present it to the inspector of elections with your ballot to be able to vote at the Annual Meeting. To request a legal proxy, please follow the instructions at www.proxyvote.com.
Vote By Internet Before the Meeting
Vote your shares online at www.proxyvote.com (or scan the QR Barcode on your proxy card). Votes submitted via the internet must be received by 11:59 p.m., Eastern Daylight Time, on July 6, 2022. Please have your Notice of Internet Availability or proxy card available when you log on.

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Vote By Phone
To vote by phone, call the toll-free number (1-800-690-6903). You may call this toll-free telephone number, which is available 24-hours a day, and follow the pre-recorded instructions. Please have your Notice of Internet Availability or proxy card available when you call. If you hold your shares in street name, your broker, bank, trustee or other nominee may provide you with additional instructions regarding voting your shares by telephone. Votes submitted telephonically must be received by 11:59 p.m., Eastern Daylight Time, on July 6, 2022.
Vote By Mail
If you hold your shares directly in your name as a stockholder of record, to vote by mail you must request paper copies of the proxy materials. Once you receive your paper copies, you will need to mark, sign, and date the proxy card and return it in the prepaid return envelope provided. Your proxy card must be received no later than the close of business on July 6, 2022.
If you hold your shares in street name through a broker, bank, trustee or other nominee and want to vote by mail, you must request paper copies of the proxy materials. Once you receive your paper copies, you will need to then complete, sign and date the voting instruction form and return it in the prepaid return envelope provided. Your voting instruction form must be received no later than the close of business on July 6, 2022.
Vote By Internet During the Meeting
You may vote your shares online by going to www.virtualshareholdermeeting.com/DOMA2022. Note that your vote must be submitted by the close of polls during the Annual Meeting.
How does a proxy work?
Doma’s Board is requesting your proxy. When you give your proxy, it means that you authorize the persons named as proxies therein to vote your shares at the Annual Meeting in the manner you specify in your proxy (or to exercise their discretion as described herein). If you hold your shares as a record holder and sign and return a proxy card but do not specify how to vote on a proposal, the persons named as proxies will vote your shares in accordance with the Board’s recommendations.
The Board has recommended that stockholders vote:
• “FOR” the election of each of the Class II director nominees named in Proposal No. 1;
• “FOR” ratification of the appointment of Doma’s independent registered public accounting firm, as set forth in Proposal No. 2; and
• “FOR” the approval of Doma’s A&R Omnibus Incentive Plan, as set forth in Proposal No. 3.
Also, when you give your proxy it means that you authorize the persons named as proxies to vote on any other matter properly presented at the Annual Meeting in the manner they determine is appropriate. Doma does not know of any other matters to be presented at the Annual Meeting as of the date of this proxy statement.
May I change my vote?
Yes. If you hold your shares as a record holder, you may revoke your proxy or change your vote at any time prior to the final tallying of votes by:
• Delivering a written notice of revocation to Doma’s Corporate Secretary at the Office of the Corporate Secretary, 101 Mission Street, Suite 740, San Francisco, California 94105;
• Submitting another timely vote via the internet, by telephone or by mailing a new proxy (following the instructions listed under the “How do I vote my shares?” section above); or
• If you are eligible to vote during the Annual Meeting, you also can revoke your proxy or voting instructions and change your vote during the Annual Meeting by logging into the website at www.virtualshareholdermeeting.com/DOMA2022 and following the voting instructions.

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If your shares are held in street name, you will need to contact your broker, bank, trustee or nominee for instructions on how to revoke or change your voting instructions. Virtual attendance at the Annual Meeting constitutes “presence” in person for purposes of a quorum at the Annual Meeting.
What constitutes a quorum?
A quorum of stockholders is necessary in order to transact business at the Annual Meeting. The presence electronically or representation by proxy of a majority in voting power of the shares of Common Stock of the Company entitled to vote at the Annual Meeting is necessary to establish a quorum. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting. Abstentions and broker non-votes are included in the shares present or represented at the Annual Meeting for purposes of determining whether a quorum is present. If a quorum is not present, the chair of the Annual Meeting may adjourn the meeting until a quorum is obtained.
Who is paying for this proxy solicitation?
The accompanying proxy is solicited by and on behalf of our Board of Directors, and the entire cost of our solicitation will be borne by us.
What vote is necessary to approve each matter to be voted on at the Annual Meeting?
The following table provides a summary of the voting criteria for the Board’s voting recommendations for the matters on the agenda for this Annual Meeting:

Proposal	Voting Options	Votes Required for Approval	Withheld / Abstentions	Broker Non-Votes	Broker Discretionary Vote Permitted	Board’s Voting Recommendation
1. Election of the Class II director nominees.	“FOR” or “WITHHELD”
The plurality of the votes cast by the stockholders present (electronically) or represented by proxy at the meeting and entitled to vote thereon. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.
			WILL HAVE NO EFFECT.	WILL HAVE NO EFFECT.	NO	FOR the election of each of the director nominees
2. Ratify the appointment of Deloitte as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	“FOR,” “AGAINST” or “ABSTAIN” from voting	Affirmative vote of the holders of a majority of the votes cast by the stockholders present (electronically) or represented by proxy at the meeting.	WILL HAVE NO EFFECT.	WILL HAVE NO EFFECT.	YES	FOR
3. Approval of Doma’s A&R Omnibus Incentive Plan.	“FOR,” “AGAINST” or “ABSTAIN” from voting	Affirmative vote of the holders of a majority of the votes cast by the stockholders present (electronically) or represented by proxy at the meeting.	WILL HAVE NO EFFECT.	WILL HAVE NO EFFECT.	NO	FOR

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Who will count the vote?
Votes will be tabulated by an independent inspector of elections.
Where can I find the voting results of the Annual Meeting?
We will report the final results of the voting at the Annual Meeting on a Current Report on Form 8-K filed with the SEC.
Who can attend the Annual Meeting?
Only stockholders as of the record date, May 9, 2022, or their duly appointed proxies, may attend.

DOMA HOLDINGS, INC.	| 10 |	2022 PROXY STATEMENT

Overview of Proposals
This proxy statement contains three proposals requiring stockholder action, each of which is discussed in more detail below.

Proposal No. 1	Requests the election of the three nominees named in the proxy statement to serve as Class II directors for a three-year term or until their successors have been duly elected and qualified.
Proposal No. 2	Requests the ratification of the appointment of Deloitte & Touche LLP as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Proposal No. 3	Requests the approval of Doma’s A&R Omnibus Incentive Plan.

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Proposal No. 1 - Election of Directors
The Board has nominated each of Stuart Miller, Charles Moldow and Karen Richardson as a Class II director nominee for election at the Annual Meeting.
Board Recommendation

The Board recommends that you vote “FOR” the election of each of Stuart Miller, Charles Moldow and Karen Richardson as Class II directors.
Our Board is currently composed of 10 directors. As described in our amended and restated certificate of incorporation (the “Certificate of Incorporation”) our Board is currently divided into three classes. The term of our Class II directors expires at this Annual Meeting. The term of our Class III directors expires at the annual meeting of stockholders in 2023 (the “2023 Annual Meeting”) and the term of our Class I directors expires at the annual meeting of stockholders in 2024 (the “2024 Annual Meeting”). The following table describes the schedule for the election of our directors over the next three annual meetings and the terms our directors will serve if elected.

Meeting	Class of Directors	Term
2022 Annual Meeting	Class II	Three-year term expiring at 2025 annual meeting
2023 Annual Meeting	Class III	Three-year term expiring at 2026 annual meeting
2024 Annual Meeting	Class I	Three-year term expiring at 2027 annual meeting
If you return a duly executed proxy card without specifying how your shares are to be voted, the person(s) named in the proxy card will vote to elect Stuart Miller, Charles Moldow and Karen Richardson as Class II directors. Each Class II director nominee currently serves on our Board and has indicated their willingness to continue to serve if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. If the Board designates a substitute nominee, persons named as proxies will vote “FOR” that substitute nominee. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.

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Our Board of Directors
The biographies of each of our current directors, including our Class II director nominees, are provided below. Each of the biographies highlights specific experience, qualifications, attributes and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board represents the highest standards of personal and professional integrity and possesses the requisite skills and characteristics, leadership traits, work ethic and independence to provide effective oversight. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.
Information concerning each director is based in part on information received from him or her and in part from Doma’s records. The director biographies are listed in the following order: first, the Class II director nominees, second, the Class III directors and third, the Class I directors.
Director Biographies
The following is a brief biographical summary of the experience of our directors and director nominees. Ages listed below are as of May 1, 2022.

Class II director nominees to be elected at this Annual Meeting (and if elected, their subsequent terms to expire in 2025).
Stuart Miller Director Since: January 2019 Age: 64
Mr. Miller has served as a member of our Board of Directors since January 2019. Mr. Miller has served as the Executive Chairman of Lennar Corporation, a publicly traded nationwide homebuilder, since April 2018 and as a director of Lennar since April 1990. Mr. Miller previously served as Lennar’s Chief Executive Officer from April 1997 to April 2018. Mr. Miller also served as President of Lennar from April 1997 to April 2011. He also currently serves as a member of the board of directors of Five Point Holdings, LLC, a publicly traded home developer. He received his A.B. from Harvard University and his J.D. from the University of Miami School of Law. We believe that Mr. Miller is qualified to serve as a member of our Board of Directors because of his extensive leadership experience and success in the housing industry.

Charles Moldow Director Since: November 2016 Age: 57
Mr. Moldow has served as a member of our Board of Directors since November 2016. Mr. Moldow has been a General Partner at Foundation Capital since September 2005. He currently serves as a member of the boards of directors of a number of privately held companies. He received his B.S. in Economics from the University of Pennsylvania and his M.B.A. from Harvard Business School. We believe that Mr. Moldow is qualified to serve as a member of our Board of Directors because of his extensive experience in the technology industry, including as a founder of, venture capital investor in, and director of, several technology companies.

Karen Richardson Director Since: September 2019 Age: 59 Committee Memberships: • Audit & Risk • Nominating and Corporate Governance
Ms. Richardson has served as a member of our Board of Directors since September 2019. Ms. Richardson has served as a member of the board of directors of Atrius Acquisition, Inc., a blank check company, which recently completed its business combination with Origin Materials, Inc., since July 2020, BP plc, a publicly traded multinational oil and gas company, since January 2021, and Exponent, Inc., a publicly traded engineering and scientific consulting firm, since December 2013 (Ms. Richardson will not stand for re-election and her term will expire at Exponent, Inc.’s annual meeting of stockholders scheduled for June 2, 2022). She previously served as a member of the board of directors of BT Group plc, a publicly listed British multinational telecommunications company, from October 2011 to September 2018, and Worldpay Group plc, a publicly traded payment processing company acquired by Fidelity National Information Services, Inc. in July 2019, from June 2016 to July 2019. Prior to her time at BT and Worldpay, Ms. Richardson held a number of senior sales and marketing roles in technology companies, including her tenure as Chief Executive Officer at Epiphany, Inc. between 2003 and 2006. Ms. Richardson has also served as an advisor to Silver Lake Partners and has served on a number of private company boards. Ms. Richardson received her B.S. in Industrial Engineering from Stanford University. We believe that Ms. Richardson is qualified to serve as a member of our Board of Directors because of her extensive leadership experience and success in the technology industry.

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Class III directors with their terms to expire in 2023.
Sharda Cherwoo Director Since: July 2021 Age: 63 Committee Memberships: • Audit & Risk
Ms. Cherwoo served as a Partner at Ernst & Young LLP (“EY”), a global professional services firm, from October 1991 until January 2020. Ms. Cherwoo also served as a Senior Advisory Partner in EY’s Private Equity practice group from August 2009 until January 2020 and served financial services clients as a Global Client Service Partner and Global Tax Account Leader from October 1991 until January 2020. From November 2001 to October 2004, Ms. Cherwoo served as the founding Chief Executive Officer of EY’s Global Shared Services operations in Bangalore, India. Prior to that, Ms. Cherwoo held various senior leadership roles and other positions since joining EY in the United States in July 1982 in the audit practice. She also currently serves as a member of the board of directors of Tax Analysts, a non-partisan, non-profit publisher, since January 2020, and World Fuel Services Corp., a publicly traded energy, commodities and services company, since February 2020 and World Quantum Growth Acquisition Corp., a publicly traded blank check company, since August 2021. She also serves as a member of the advisory board of Land O’Lakes Inc., a member-owned agricultural cooperative, since December 2020 and a member of the board of trustees of the International House of New York since June 2008 and a member of the board of the NACD, New York Chapter, since September 2021. Ms. Cherwoo is a Certified Public Accountant licensed in New York and holds a B.Sc. in Accounting as Valedictorian from Sacred Heart University. Ms. Cherwoo has also attended Executive Education programs at Harvard Business School for Strategic Leadership for EY Partners and at Northwestern University, Kellogg School of Management. We believe that Ms. Cherwoo is qualified to serve as a member of our Board of Directors because of her extensive financial expertise, and experience as partner at EY.

Lawrence Summers, Ph.D. Director Since: September 2019 Age: 67 Committee Memberships: • Nominating and Corporate Governance (Chair)
Lawrence Summers, Ph.D., has served as a member of our Board of Directors since September 2019. Since January 2011, Dr. Summers has served as the Charles W. Eliot University Professor & President Emeritus of Harvard University and the Weil Director of the Mossavar-Rahmani Center for Business & Government at the Harvard Kennedy School. From January 2009 to December 2010, Dr. Summers served as Director of the National Economic Council for President Obama. Dr. Summers previously served as President of Harvard University, and he has also served in various other senior policy positions, including as Secretary of the Treasury and Vice President of Development Economics and Chief Economist of the World Bank. Dr. Summers currently serves as the Chairman of the International Advisory Board at Santander Bank and on the board of directors of Square, a publicly traded financial services and mobile payments company, in addition to the boards of directors of a number of privately held companies. He also served on the board of directors of LendingClub, a publicly traded peer-to-peer lending company from December 2012 until March 2018. He holds a B.S. in Economics from the Massachusetts Institute of Technology and a Ph.D. in Economics from Harvard University. We believe Dr. Summers is qualified to serve as a member of our Board of Directors because of his extensive economic, financial and business experience.

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Class III directors with their terms to expire in 2023.
Maxine Williams Director Since: July 2021 Age: 51 Committee Memberships: • Compensation	Ms. Williams has served as the Chief Diversity Officer of Meta Platforms, Inc. (formerly Facebook, Inc.) since September 2013 reporting to the Chief Operating Officer. In that capacity she brings an inclusive lens to the development of product, policy and people programs. Ms. Williams previously led the Diversity & Inclusion efforts at the law firm White & Case LLP and previously served as a member of the board of directors of Massy Group, Inc., a publicly traded conglomerate based in the Caribbean. She has practiced as an attorney in civil, criminal and industrial courts. She received her B.A. from Yale University and her law degree from Oxford University. We believe that Ms. Williams is qualified to serve as a member of our Board of Directors because of her extensive experience in senior management roles in the technology and legal industries.
Mark D. Ein Director Since: May 2017 Age: 57
Mr. Ein was the Chairman, Chief Executive Officer and a member of the board of directors of Capitol Investment Corp. V prior to the Business Combination in July 2021. Mr. Ein is an investor, entrepreneur and philanthropist, who has created, acquired, invested in and built a series of growth companies across a diverse set of industries over the course of his 30-year career. During this time, Mr. Ein has been involved in the founding or early stages of six companies that have been worth over one billion dollars and has led over $3.0 billion of private equity, venture capital and public company investments. Since its formation in May 2017, Mr. Ein has served as the Chairman of the Board and Chief Executive Officer of Capitol V. Mr. Ein has served in these same roles for Capitol VII since its formation in January 2021. Mr. Ein serves as Chairman of the Board of Capitol VI, and served as its Chief Executive Officer from its formation until June 2021. Mr. Ein has served as a director of BrightSpark since its formation in February 2021. From May 2017 until July 2019, Mr. Ein was the Chairman of the Board and Chief Executive Officer of Capitol IV, a blank check company formed for substantially similar purposes as Capitol. In July 2019, Capitol IV completed its business combination with Nesco, one of the largest specialty equipment rental providers to the growing electric utility transmission and distribution, telecom and rail industries in North America. Mr. Ein has served as a director on the Board of Nesco since the closing of its business combination, and is now a director of the Board of Custom Truck One Source. From July 2015 until June 2017, Mr. Ein was the Chairman of the Board and Chief Executive Officer of Capitol III, a blank check company formed for substantially similar purposes as Capitol. In June 2017, Capitol III completed its business combination with Cision, a leading media communication technology and analytics company. Mr. Ein served as Vice-Chairman of the Board of Cision from the closing of its business combination until January 2020, when it was sold to Platinum Equity and taken private. From August 2010 to July 2015, Mr. Ein was the Chairman of the Board, Chief Executive Officer, Treasurer and Secretary of Capitol II, a blank check company formed for substantially similar purposes as Capitol. In July 2015, Capitol II completed its business combination with Lindblad, a global leader in expedition cruising and extraordinary travel experiences. Mr. Ein has served as Chairman of the Board of Lindblad since the closing of the business combination. From June 2007 to October 2009, Mr. Ein was the Chief Executive Officer and Director of Capitol I, a blank check company formed for substantially similar purposes as Capitol. Capitol I completed its business combination with Two Harbors, a Maryland real estate investment trust, in October 2009. From October 2009 to May 2015, Mr. Ein served as the Non-Executive Vice Chairman of Two Harbors’ board of directors. Mr. Ein is the Founder of Venturehouse Group, LLC, a holding company that creates, invests in and builds companies, and has served as its Chairman and Chief Executive Officer since 1999. He has also been the President of Leland Investments Inc., a private investment firm, since 2005. Mr. Ein is Co-Chairman of Kastle Holding Company LLC, which through its subsidiaries is the majority owner and conducts the business of Kastle Systems, LLC, a provider of building and office security systems that was acquired in January 2007. Mr. Ein has also served on the board of directors of Soho House Holdings Limited since September 2018. Mr. Ein received a B.S. in Economics with a concentration in Finance from the University of Pennsylvania’s Wharton School of Finance and an M.B.A. from the Harvard Business School. We believe that Mr. Ein is qualified to serve as a member of our Board of Directors because of his public company experience, operational experience and his business contacts.

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Class I directors with their terms to expire in 2024.
Max Simkoff Doma Founder & Chief Executive Officer Director Since: September 2016 Age: 40
Mr. Simkoff is the founder of Doma and has served as Chief Executive Officer and as a member of our Board of Directors since our founding in September 2016. Prior to founding Doma, Mr. Simkoff served as the Vice President of Strategic Initiatives at Cornerstone OnDemand, a cloud-based people development company, from October 2014 to August 2016. Mr. Simkoff co-founded Evolv, Inc., an enterprise predictive analytics software company, and served as its Chief Executive Officer from November 2006 until its acquisition by Cornerstone OnDemand in October 2014. Mr. Simkoff received a B.A. in History from Northwestern University. We believe that Mr. Simkoff is qualified to serve as a member of our Board of Directors because of his historical knowledge of the business, extensive experience and leadership in the technology industry in addition to the continuity he brings as our founder and Chief Executive Officer.

Serena Wolfe Director Since: July 2021 Age: 42 Committee Memberships: • Audit & Risk (Chair)	Ms. Wolfe is Chief Financial Officer of Annaly Capital Management, Inc. (“Annaly”). Ms. Wolfe has over 20 years of experience in accounting, of which 13 years were focused solely in real estate practice. Prior to joining Annaly in December 2019, Ms. Wolfe had served as a Partner at Ernst & Young LLP (“EY”) since 2011. Ms. Wolfe held a variety of roles across industries since beginning her career at EY in 1998, including most recently as EY’s Central Region Real Estate Hospitality & Construction leader since 2017. Ms. Wolfe currently serves on the boards of Berkshire Grey, Inc. and Doma. Ms. Wolfe received a Bachelor of Commerce in Accounting from the University of Queensland. Ms. Wolfe is a Certified Public Accountant in the states of New York, California, Illinois and Pennsylvania. We believe that Ms. Wolfe is qualified to serve as a member of our Board of Directors because of her extensive experience in the real estate sector as both a public company audit partner and her financial expertise as a chief financial officer of a public company.
Matthew E. Zames Director Since: January 2019 Chairperson of the Board Since: April 2021 Age: 51 Committee Memberships: • Compensation (Chair) • Nominating and Corporate Governance
Mr. Zames has served as a member of our Board of Directors since January 2019 and as Chairperson of the board of directors since April 2021. From April 2018 to April 2021, Mr. Zames was President of Cerberus Capital Management and Chairman of Cerberus Technology Solutions, where he had broad responsibilities across the firm’s global platform and lead a number of operational and strategic initiatives, including overseeing all investments in the financial services industry, growing the understanding and use of technology, data, and AI in investment activities and at the firm’s portfolio companies, and helping the firm identify and capitalize on new investment strategies. Prior to that, Mr. Zames was the Chief Operating Officer (“COO”) and a member of the Operating Committee of JPMorgan Chase & Co. from 2012 to 2017. In his role as COO, his responsibilities included the firm’s Chief Investment Officer (“CIO”), the Oversight and Control Group, Treasury & Funding, Mortgage Banking Capital Markets, Compliance, One Equity Partners, Corporate Strategy, Regulatory Affairs, Global Technology and Operations, Global Real Estate, Procurement, Security & Safety, General Services, and Military & Veteran Affairs. Mr. Zames was co-COO from July 2012 until April 2013 when he assumed the full COO position. Previously, he was CIO of JPMorgan Chase. Prior to 2012, Mr. Zames held a series of senior roles in the firm’s Investment Bank. He was co-head of Global Fixed Income for J.P. Morgan’s Investment Bank and head of Chase’s Mortgage Banking Capital Markets. Before that, he managed several leading Markets businesses, including Rates, Foreign Exchange, Public Finance, Securitized Products Group, and the Tax Exempt Capital Markets business. Before joining J.P. Morgan in 2004, Mr. Zames worked at Credit Suisse, where he was co-head of Global Dollar Interest Rate Trading, a member of the Fixed Income Operating Committee, and the Credit Suisse First Boston Management Council. Mr. Zames is a former member of the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, a former member and chairman of the U.S. Treasury Department’s Treasury Borrowing Advisory Committee and a former member of the Federal Reserve Bank of New York’s Treasury Market Practices Group. He currently serves on the board of directors of Immuta (a data governance company), and is an advisor to BREX (a B2B financial products company focusing on corporate cards). He is a member of The Economic Club of NY and a member of the Council on Foreign Relations. Mr. Zames also serves on the MIT Sloan Finance Group Advisory Board, the board of directors of the Marine Corps-Law Enforcement Foundation, the board of directors of Guiding Eyes for the Blind and the Institute for Veterans and Military Families Advisory Board at Syracuse University. Mr. Zames received a B.S. from the Massachusetts Institute of Technology. We believe that Mr. Zames is qualified to serve as a member of our Board of Directors because of his extensive economic, financial, technology, data, artificial intelligence and business experience.

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Corporate Governance
Role and Responsibilities of the Board of Directors
The Board believes that strong corporate governance is critical to achieving Doma’s performance goals, enhancing stockholder value, and maintaining the trust and confidence of investors, employees, regulatory agencies and other stakeholders.
The primary responsibilities of the Board are to:
•Review Doma’s long-term strategies and set long-term performance metrics;
•Review and approve Doma’s annual business plan and multi-year strategic plan, regularly review performance against such plans and ensure alignment between the Company’s actions and its longer-term strategic objectives;
•Review risks affecting Doma and its processes for managing those risks, and oversee management performance with regard to various aspects of risk management, compliance and governance;
•Select, evaluate and compensate the Chief Executive Officer;
•Plan for succession of the Chief Executive Officer and members of the executive management team;
•Review and approve major transactions;
•Through its Audit & Risk Committee, select and oversee Doma’s independent registered public accounting firm;
•Oversee financial matters, including financial reporting, financial controls and capital allocation;
•Recommend director candidates for election by stockholders; and
•Evaluate the Board’s composition and effectiveness.
Corporate Governance Guidelines
The Corporate Governance Guidelines (the “Governance Guidelines”) are reviewed, at least annually, by the Nominating and Corporate Governance Committee. The Governance Guidelines can be found at https://investor.doma.com under “Governance > Documents & Charters.” The Governance Guidelines, along with Doma’s Certificate of Incorporation and amended and restated bylaws (the “Bylaws”), embody the following governance principles and practices, among others:
•A majority of the members of the Board must be independent directors and all members of the Audit & Risk, Compensation, and Nominating and Corporate Governance Committees must be independent.
•Independent members of the Board and its committees may meet in executive session, as desired, outside the presence of management or the CEO during each Board or committee meeting. The Chairperson of the Board, Matthew E. Zames (or the applicable committee chair - Ms. Wolfe, Mr. Zames or Dr. Summers) presides over these sessions.
•Doma maintains a policy prohibiting directors and employees, including executive officers and other officers, from hedging or pledging their shares of Common Stock.
•The Board and each committee conduct performance reviews through a combination of online questionnaires and individual director interviews.
•The Board and its committees may engage their own advisors.
•In accordance with our Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board and/or its committees, as applicable, without

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management present. Our Chairperson of the Board (or the applicable committee chair) presides over these sessions.
The Nominating and Corporate Governance Committee considers director skill sets in light of the Company’s present and future businesses to ensure Board effectiveness. The Chairperson of the Board also meets with each director periodically to assess Board effectiveness.
Code of Ethics and Business Conduct
The Board has adopted a written Code of Ethics and Business Conduct (the “Code of Conduct”), which applies to all of our employees, officers and directors. Doma’s Code of Conduct can be found at https://investor.doma.com under “Governance > Documents & Charters.” In addition, we intend to post on our website all disclosures that are required by law or the NYSE listing rules concerning any amendments to, or waivers from, any provision of our Code of Conduct as stated therein.
Board Leadership Structure
Doma does not have a formal rule as to whether our Chairperson of the Board and Chief Executive Officer positions should be separate individuals. We believe that it is in the best interests of the Company to have the flexibility to evaluate our leadership structure over time as part of Doma’s ongoing succession planning process. Our Governance Guidelines provide that an independent “Lead Director” may be elected from among the independent directors when the Chairperson of the Board is not an independent director. We do not have a Lead Director at this time, as our Chairperson (who is an independent director) and Chief Executive Officer positions are held by separate individuals.
The Board believes that the current leadership structure has created an environment of open, transparent communication between the Board and management, enabling the Board to maintain an active, informed role in oversight by being able to monitor those matters that may present significant risks to Doma.
While it is the opinion of the Board that its leadership structure is appropriately balanced between promoting Doma’s strategic development with the Board’s management oversight function, in the future, when the Board contemplates either CEO succession or Board Chairperson succession, it may choose to change this governance structure at any time.
Director Independence
For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with Doma that would interfere with the director’s exercise of independent judgment or that would render the director incapable of making a decision guided by only the best interests of the Company. The Board has adopted the Governance Guidelines, which include the standards for determining director independence. The Governance Guidelines conform to the independence requirements of the NYSE listing standards, and as applicable for members of the Audit & Risk Committee, Rule 10A-3 of the Exchange Act (the “Rule 10A-3”). The Governance Guidelines can be found at https://investor.doma.com under “Governance > Documents & Charters.”
At the end of 2021, the Board was composed of 10 directors, seven of whom were affirmatively determined to be independent. The independent members of the Board of Directors at the end of 2021 were:

Sharda Cherwoo	Mark D. Ein	Karen Richardson	Lawrence Summers
Maxine Williams	Serena Wolfe	Matthew E. Zames
In 2021, and again in 2022, the Board determined that each of the above named individuals met the NYSE listing standards. In addition, the Board considered transactions and relationships between each director and any

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member of his or her immediate family on one hand, and Doma, on the other, to confirm that there were no transactions or relationships that would impair such director’s independence.
Each member of the Board’s Audit & Risk, Compensation, and Nominating and Corporate Governance Committees is independent within the meaning of the NYSE listing standards and each member of the Audit & Risk Committee is also independent within the meaning Rule 10A-3.
Stockholder Communications with the Board of Directors
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach practices include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our SEC filings, news releases, and our website. Our conference calls in connection with quarterly earnings releases are open to the public in real time and available as archived webcasts on our website for a period of time.
Per our Governance Guidelines, the Board has adopted a process for stockholders and other interested parties to send communications to the Board or any director(s), including our Chairperson. All such communications should be sent by mail addressed to the Board or any particular director(s), including our Chairperson, at 101 Mission Street, Suite 740, San Francisco, California 94105, c/o the Corporate Secretary of Doma Holdings, Inc. All communications received by the Corporate Secretary will be sent directly to the Board or the relevant director(s).
Board Meetings and Attendance at Annual Meeting
Our Business Combination closed on July 28, 2021. Accordingly, subsequent to the closing of the Business Combination, the full Board of Directors met four times in 2021. Board members are expected to prepare for, attend and participate in all meetings of the Board and committees on which they serve. Each of our incumbent directors attended at least 100% of the total number of Board and committee meetings during his or her tenure on the Board and applicable committees in 2021. We do not maintain a formal policy regarding director attendance at an annual meeting; however, it is expected that directors will attend this Annual Meeting. This Annual Meeting in 2022 will be our first annual meeting since closing our Business Combination.
Management Succession Planning
The Board’s Compensation Committee has principal responsibility for consulting with the Chief Executive Officer and periodically reviewing the Company’s management succession planning, including policies for Chief Executive Officer selection and succession in the event of the incapacitation, retirement or removal of the Chief Executive Officer, and evaluations of, and development plans for, any potential successors to the Chief Executive Officer.

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Committee Membership
The Board has established the following standing committees to assist in its oversight responsibilities: an Audit & Risk Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by our Board. Current copies of the charters of the Audit & Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee are available at https://investor.doma.com under “Governance > Documents & Charters.”

	Audit & Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
Sharda Cherwoo	•
Karen Richardson	•		•
Lawrence Summers			CHAIR
Maxine Williams		•
Serena Wolfe	CHAIR +
Matthew E. Zames		CHAIR	•
Number of Meetings in 2021*	4	2	1
*Post-Business Combination.	CHAIR = Committee Chair	+ = Financial Expert	• = Member
Audit & Risk Committee
The Audit & Risk Committee, as set forth in its charter, assists the Board in fulfilling its responsibilities by providing oversight relating to, among other things:
•Appointing, compensating, retaining and overseeing our independent registered public accounting firm;
•Evaluating the independence of our independent registered public accounting firm;
•Reviewing with our independent registered public accounting firm the scope and results of its audit;
•Approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•Overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•Discussing guidelines and policies governing the process by which senior management assesses and manages our exposure to risk, our major financial risk exposures and the steps we have taken to monitor and control such risks;
•Reviewing the Company’s policies and practices with respect to related party transactions and review such transactions subject to the requirements of such policies;
•Preparing, to the extent required, an audit committee report to be included in the Company’s proxy statement or Form 10-K;
•Reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, and staffing of the Company’s internal audit function; and
•Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

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Financial Expertise and Independence
Each member of the Audit & Risk Committee meets the independence standards of the NYSE and the SEC, as well as the financial literacy requirements of the NYSE. The Board has determined that Ms. Wolfe qualifies as an “audit committee financial expert” as defined by SEC rules, and has the financial management expertise, as determined by the Board and required by the NYSE.
Report
The Report of the Audit & Risk Committee is set forth beginning on page 36 of this proxy statement.
Compensation Committee
The Compensation Committee, as set forth in its charter, assists the Board in fulfilling its responsibilities by providing oversight relating to, among other things:
•Evaluating the performance of our Chief Executive Officer and our other executive officers in light of any goals and objectives of the Company’s executive compensation plans, and, based on such evaluation, determining and approving, or making recommendations to the Board regarding the Chief Executive Officer’s and our other executive officers’ related compensation level;
•Evaluating the appropriate level of compensation for service on our Board and Board committees by our non-employee directors and making recommendations to our Board regarding such compensation;
•Reviewing, in consultation with the Chief Executive Officer, periodically the Company’s management selection and succession planning as detailed in the Committee’s charter;
•Reviewing and assessing risks arising from the Company’s employee compensation policies and practices and whether any such risks are reasonably likely to have a material adverse effect on the Company;
•Reviewing the compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if deemed appropriate, adopting, or recommending the Board adopt, new, or amend existing, compensation plans; and
•Appointing and overseeing any compensation consultants.
Independence
Each member of the Compensation Committee meets the independence standards of the NYSE.
Delegation Authority
The Compensation Committee may form and delegate authority to subcommittees of the Chair of the committee for any purpose that the Committee deems appropriate and in the best interests of the Company.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, as set forth in its charter, assists the Board in fulfilling its responsibilities by providing oversight relating to, among other things:
•Reviewing and making recommendations to the Board regarding committee and Board composition and size;
•Overseeing an evaluation of our Board and its committees;
•Assisting in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on our Board and, if it deems it appropriate, establishing procedures for stockholders to follow in submitting recommendations for candidates for the Board;
•Reviewing the background and qualifications of individuals being considered as director candidates;

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•Recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;
•Making recommendations to the Board as to determinations of director independence;
•Developing and recommending to our Board, and periodically reviewing, the Governance Guidelines; and
•Overseeing compliance with the Company’s Governance Guidelines (and the Company’s Code of Conduct in the case of any senior executive officer or director).
Independence
Each member of the Nominating and Corporate Governance Committee meets the independence standards of the NYSE.
Compensation Consultant and Independence
To support our Compensation Committee in fulfilling its duties, it has retained a third-party compensation consultant to assist the Board with the design and evaluation of compensation for our executive officers and directors.
During 2021, the Compensation Committee retained Mercer (US) Inc. (“Mercer (US)”) and Mercer Consulting (Australia) Pty Ltd. (and, together with Mercer (US), “Mercer”), as its independent compensation consultant (the “Compensation Consultant”).
The Compensation Consultant reported directly to the Compensation Committee. Pursuant to its charter, our Compensation Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to our Compensation Committee, as well as the sole authority to approve the consultants’ fees and other terms and conditions of retention. A representative from the Compensation Consultant participated in meetings of the Compensation Committee and met with the committee outside of the presence of management, as requested, and directly communicated with the chair of the Compensation Committee between meetings. However, the Compensation Committee made all decisions regarding the compensation paid to Doma’s named executive officers.
The Compensation Consultant provided various executive compensation advisory services to the Compensation Committee pursuant to a written consulting agreement. Generally, these services included advising the Compensation Committee on the principal aspects of Doma’s executive and director compensation programs, assisting in the selection of the compensation peer group, providing market information and analysis regarding the competitiveness of our compensation program design, reviewing Doma’s executive compensation disclosures, and informing the Compensation Committee about emerging compensation-related regulatory and industry issues.
The Compensation Committee considers the independence of the Compensation Consultant under SEC rules and NYSE listing standards. The Compensation Committee has received a written statement of independence from the Compensation Consultant, which addressed the following factors: (1) other services provided to Doma by the Compensation Consultant; (2) amount of fees paid by the Company as a percentage of the Compensation Consultant’s total revenues; (3) policies or procedures maintained by the Compensation Consultant that are designed to prevent a conflict of interest; (4) any shares of Common Stock owned by the individual consultants involved in the engagement; (5) any business or personal relationships between the individual consultants involved in the engagement and any member of the Compensation Committee; and (6) any business or personal relationships between our executive officers and the Compensation Consultant or the individual consultants involved in the engagement. At this time, the Compensation Committee has concluded that the work of the Compensation Consultant does not raise any conflicts of interest.

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The Board of Directors’ Role in Risk Oversight
Our Board has ultimate responsibility for oversight of Doma’s risk management function, which is designed to identify, assess and monitor fundamental financial and business risks across the Company’s operations and consider ways to address and mitigate those risks. The Board recognizes that achieving the Company’s strategic and commercial objectives involves taking calculated risks and that those risks may evolve over time. One of the Board’s primary responsibilities includes reviewing assessments of, and advising management with respect to, significant risks and issues facing the Company, including, but not limited to, risks related to the ongoing COVID-19 pandemic, as well as competitive, economic and regulatory risks.
To assist with this oversight, the Board has charged its designated committees to assist with the oversight of certain categories of risk management, and the committees report to the Board regularly on these matters.
•The Audit & Risk Committee reviews and discusses guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•The Compensation Committee, in approving and evaluating the Company’s executive compensation plans, policies and programs, takes into account the degree of risk to the Company that such plans, policies and programs may create and reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements; and
•The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, as well as our overall governance structure.
Nominations Process
The Nominating and Corporate Governance Committee will consider for nomination to the Board director candidates recommended by stockholders and members of the Board. The candidates will be evaluated based on the needs of the Board and Doma at that time. The Board seeks representation across a range of professional experiences, and that reflects gender, race, ethnic, and geographic diversity. The minimum qualifications and attributes the Nominating and Corporate Governance Committee believes a director nominee must possess include:
•Knowledge of the business of Doma;
•A proven record of accomplishment;
•Integrity and sound judgment in areas relevant to the business;
•Ability to engage, challenge and stimulate management;
•Willingness to commit the time necessary for Board service;
•Impartiality in representing stockholders; and
•Independence.
To recommend a candidate, stockholders may send, in writing, the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Chair of the Nominating and Corporate Governance Committee at c/o the Corporate Secretary, Doma Holdings, Inc., 101 Mission Street, Suite 740, San Francisco, California 94105. The stockholder should also include his or her contact information and a statement of his or her share ownership. The nomination deadline for this Annual Meeting has now closed. A stockholder wishing to nominate a candidate must comply with the notice and other requirements described in this proxy statement under “Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting.”

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Policy on Review and Approval of Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons can present a heightened risk of conflicts of interests (or the perception thereof). The Company has adopted a written policy on “related person transactions” that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE. Transactions covered by the policy are transactions involving Doma in excess of $120,000 in any year in which any director, nominee, executive officer, or greater-than-five percent beneficial owner of the Company, or any of their respective immediate family members, has or had a direct or indirect material interest, other than as a director and/or less-than-ten percent owner of an entity involved in the transaction. The policy states that, except for the limited exceptions specifically stated in the policy, related person transactions in any calendar year must be reviewed by the Corporate Secretary and as set forth in the policy, approved or ratified by the Audit & Risk Committee. On an annual basis, the Audit & Risk Committee will review previously approved related person transactions to determine whether such transactions should continue.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described under the sections “Director Compensation” or “Executive Compensation.” Capitalized terms used below and not otherwise defined herein have the meanings set forth in our 2021 Form 10-K.
Agreements Related to the Merger Agreement
Sponsor Support Agreement
On March 2, 2021, concurrently with the execution of the Merger Agreement, Capitol entered into a sponsor support agreement with the Sponsors (as defined in Note 3 to our consolidated financial statements included in our 2021 Form 10-K) and Doma. Pursuant to the sponsor support agreement, the Sponsors agreed, among other things, (i) to vote in favor of the Business Combination proposal and the transactions contemplated thereby, (ii) that the Sponsor Covered Shares (as defined in Note 2 to our consolidated financial statements included in our 2021 Form 10-K) will become unvested and subject to forfeiture unless certain earnout conditions are satisfied, (iii) to forfeit additional Capitol Class B common stock conditioned on certain redemptions of Capitol Class A common stock, (iv) to forfeit additional Capitol Class B common stock conditioned on certain transaction expenses of Capitol exceeding a threshold, (v) subject to customary permitted transfers, not to transfer any equity securities of Capitol or us until one year after July 28, 2021; except that the Sponsor Covered Shares cannot be transferred until the earlier of (A) three years after July 28, 2021 or (B) the date on which the Sponsor Covered Shares vest, (vi) to waive certain anti-dilution adjustments relating to the conversion of the Capitol Class B common stock into our common stock and (vii) to donate an aggregate of $5 million of common stock to a charity to be mutually agreed to by each such Sponsor and Old Doma.
Old Doma Support Agreement
On March 2, 2021, following the execution of the Merger Agreement, Capitol also entered into the Old Doma support agreements, by and among Capitol, Old Doma and certain stockholders of Old Doma. Under the Old Doma support agreements, these stockholders agreed, among other things, to execute and deliver a written consent with respect to the outstanding shares of Doma capital stock held by them adopting the Merger Agreement and related transactions and approving the Business Combination. The Old Doma Support Agreements also obligated these stockholders to deliver a lock-up agreement at the closing. The lock-up agreements terminated on January 24, 2022 at 11:59 p.m. Eastern Time. The Old Doma support agreements terminated, in accordance with their terms, on July 28, 2021.
Registration Rights Agreement
On July 28, 2021, pursuant to the terms of the Merger Agreement, Doma, the Sponsors, certain Old Doma stockholders and certain of their respective affiliates entered into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we are required to register for resale under the Securities Act, certain shares of our common stock and other equity securities that are held by the parties thereto from time to time.

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Indemnification Agreements
On July 28, 2021, we entered into indemnification agreements with our directors, executive officers and other employees as determined by our board of directors. Each indemnification agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims resulting from his or her involvement as a director or officer or from his or her service at the request of us as a director, officer, employee or agent for another entity.
PIPE Financing
Lennar Title Group, LLC (“Lennar Title”) entered into a subscription agreement with Capitol in March 2021, pursuant to which it agreed to purchase 500,000 shares of our common stock. Prior to July 28, 2021, Lennar Title assigned its subscription agreement to LENX ST Investor, LLC (“LENX ST Investor”) and transferred all of its Old Doma capital stock to LENX ST Investor. Prior to the Business Combination, LENX ST Investor held more than 5% of Old Doma capital stock. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors prior to the Business Combination and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.
Doma and Old Doma Related Agreements
Series A-1 and Warrant Financing
In January 2019, Old Doma issued (i) an aggregate of 8,159,208 shares of Old Doma’s Series A-1 convertible preferred stock at a purchase price of $7.1583 per share for aggregate proceeds of approximately $58.4 million (including the cancellation of indebtedness and accrued interest thereon of approximately $7.5 million in exchange for which Old Doma issued certain of these shares) and (ii) warrants to purchase 4,815,798 shares of Old Doma’s Series A-1 convertible preferred stock at an exercise price of $0.01 per share.
The participants in this convertible preferred stock financing included certain holders of more than 5% of Old Doma capital stock and certain directors or their respective affiliates. The following table sets forth the aggregate number of shares of Old Doma’s Series A-1 convertible preferred stock issued and the number of underlying shares of Old Doma’s Series A-1 convertible preferred stock underlying the warrants issued to these related parties in this convertible preferred stock financing:

Stockholder	Shares of Old Doma’s Series A-1 Convertible Preferred Stock	Purchase Price ($)	Number of Shares of Old Doma’s Series A-1 Convertible Preferred Stock Underlying Warrants Issued in Connection with Old Doma’s Series A-1 Financing
Lennar Title(1)	7,004,797	50,142,438	4,815,798
Entities affiliated with Foundation Capital(2)	699,758	5,009,074	—
Fifth Wall Ventures, L.P.(3)	349,879	2,504,537	—
(1)Lennar Title, formerly known as CalAtlantic Title Group, LLC and North American Title Group, LLC, became a beneficial owner of more than 5% of Old Doma capital stock upon the closing of the Series A-1 financing. Lennar Title subsequently transferred all of its Old Doma capital stock to LENX ST Investor in July 2021. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors prior to the Business Combination and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.
(2)Foundation Capital VIII, L.P. purchased 685,004 shares for a total purchase price of $4,903,461.66, and Foundation Capital VIII Principals Fund, LLC purchased 14,754 shares for a total purchase price of $105,612.32, in each case in exchange for the cancellation of their Series 2018A Notes, including any accrued but unpaid interest thereon. Charles Moldow, who was a member of Old Doma’s board of directors prior to the Business Combination and is a member of Doma’s board of directors following the consummation of the Business Combination, is an affiliate of Foundation Capital.
(3)Shares issued in exchange for the cancellation of Series 2018A Notes, including any accrued but unpaid interest thereon. Brad Griewe was a member of Old Doma’s board of directors until his resignation on January 7, 2019 and is an affiliate of Fifth Wall Ventures.

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Series A-2 Financing
In January 2019, Old Doma issued an aggregate of 2,335,837 shares of Old Doma’s Series A-2 convertible preferred stock at a purchase price of $5.7266 per share for aggregate proceeds of approximately $13.4 million (including the cancellation of indebtedness and accrued interest thereon of approximately $13.4 million in exchange for which Old Doma issued all of these shares).
The participants in this convertible preferred stock financing included certain holders of more than 5% of Old Doma capital stock and certain directors or their respective affiliates. The following table sets forth the aggregate number of shares of Old Doma’s Series A-2 convertible preferred stock issued to these related parties in this convertible preferred stock financing:

Stockholder	Shares of Old Doma’s Series A-2 Convertible Preferred Stock	Purchase Price ($)
SCOR U.S. Corporation(1)	1,796,798	10,289,611
(1)SCOR U.S. Corporation became a beneficial owner of more than 5% of Old Doma capital stock upon the closing of Old Doma’s Series A-2 financing. Adrian Jones was a member of Old Doma’s board of directors until his resignation on June 17, 2019, and, at the time of Old Doma’s Series A-2 financing, he was an affiliate of SCOR U.S. Corporation.
Transaction Loan Agreement
In January 2019, Title Agency Holdco, LLC, a wholly owned subsidiary of Old Doma, as borrower, and Old Doma, as guarantor, entered into a loan agreement with North American Title Group, LLC, which is now known as Lennar Title, a subsidiary of Lennar, in connection with the NATIC Transaction (the “Loan Agreement”). The Loan Agreement provided for an $87.0 million loan facility (the “Loan”). The Loan accrued interest at the LIBOR one-month rate, plus a fixed rate of 5% per annum. During the year ended December 31, 2020, $6.5 million of interest was treated as paid-in-kind and added to the principal balance. Principal payments on the Loan of $28.4 million were made during the year ended December 31, 2020. As of January 29, 2021, Old Doma prepaid all amounts outstanding and owed under the Loan, including approximately $65.5 million in aggregate principal amount outstanding and accrued interest. Lennar Title became at the time of the NATIC Transaction the beneficial owner of more than 5% of Old Doma capital stock. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.
Transition Services Agreement
In January 2019, in connection with the NATIC Transaction, Old Doma entered into a transition services agreement with Lennar Title. During the year ended December 31, 2020, Old Doma paid Lennar Title $0.3 million related to transition services. During the year ended December 31, 2019, Old Doma paid Lennar Title $3.9 million for transition services rendered by Lennar Title, and Lennar Title paid Old Doma $2.5 million for transition services rendered by Old Doma. Additionally, during the years ended December 31, 2020 and 2019, Doma paid Lennar Title $0.2 million and $0.2 million, respectively, for rent associated with shared spaces. As of December 31, 2020, there was no amount owed to, or due from, Lennar Title for services rendered under the agreement. As of December 31, 2019, the net amount owed to Lennar Title by Old Doma for services rendered under the agreement was $0.4 million. There are no ongoing obligations under the agreement. Lennar Title became at the time of the NATIC Transaction the beneficial owner of more than 5% of Old Doma capital stock. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title.
Series B Financing
In June 2019, Old Doma issued an aggregate of 2,642,036 shares of Old Doma’s Series B convertible preferred stock at a purchase price of $9.4624 per share for aggregate proceeds of approximately $25.0 million.
The participants in this convertible preferred stock financing included certain holders of more than 5% of Old Doma capital stock and certain directors or their respective affiliates. The following table sets forth the

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aggregate number of shares of Old Doma’s Series B convertible preferred stock issued to these related parties in this convertible preferred stock financing:

Stockholder	Shares of Old Doma’s Series B Convertible Preferred Stock	Purchase Price ($)
Lennar Title(1)	1,081,810	10,236,519
Entities affiliated with Foundation Capital(2)	764,434	7,233,380
Fifth Wall Ventures, L.P.	382,208	3,616,605
SCOR U.S. Corporation(3)	277,495	2,625,769
(1)Lennar Title subsequently transferred all of its Old Doma capital stock to LENX ST Investor in July 2021. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors prior to the Business Combination and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.
(2)Foundation Capital VIII, L.P. purchased 685,004 shares for a total purchase price of $4,903,462, and Foundation Capital VIII Principals Fund, LLC purchased 14,754 shares for a total purchase price of $105,612. Charles Moldow, who was a member of Old Doma’s board of directors prior to the Business Combination and is a member of Doma’s board of directors following the consummation of the Business Combination, is an affiliate of Foundation Capital.
(3)Adrian Jones was a member of Old Doma’s board of directors until his resignation on June 17, 2019, and, at the time of the transaction, was an affiliate of SCOR U.S. Corporation.
Series C Financing
In December 2019, January 2020, February 2020 and March 2020, Old Doma issued an aggregate of 10,119,484 shares of Old Doma’s Series C convertible preferred stock at a purchase price of $12.087 per share for aggregate proceeds of approximately $122.3 million (including the cancellation of indebtedness and accrued interest thereon of approximately $8.9 million in exchange for which Old Doma issued certain of these shares).
The participants in this convertible preferred stock financing included certain holders of more than 5% of Old Doma capital stock and certain directors or their respective affiliates. The following table sets forth the aggregate number of shares of Old Doma’s Series C convertible preferred stock issued to these related parties in this convertible preferred stock financing:

Stockholder	Shares of Old Doma’s Series C Convertible Preferred Stock	Purchase Price ($)
Entities affiliated with Greenspring(1)	2,482,010	30,000,055
Millwell Limited(2)	2,047,655	24,750,006
Entities affiliated with Foundation Capital(3)	1,253,451	15,150,462
Entities affiliated with Fifth Wall Ventures(4)	738,398	8,925,017
Lennar Title(5)	732,891	8,858,454
SCOR U.S. Corporation	187,994	2,272,283
(1)Entities affiliated with Greenspring became a beneficial owner of more than 5% of Old Doma capital stock upon the first closing of Old Doma’s Series C financing. Greenspring Global Partners IX-A, L.P. purchased 2,403,653 shares for a total purchase price of $29,052,954 in the first closing, and Greenspring Global Partners IX-C, L.P. purchased 14,754 shares for a total purchase price of $947,101 in the first closing.
(2)Millwell Limited became a beneficial owner of more than 5% of Old Doma capital stock upon the fifth closing of the Series C financing.
(3)Foundation Capital Leadership Fund II, L.P. purchased 1,253,451 shares for a total purchase price of $15,150,462 in the seventh closing. Charles Moldow, who is a member of Old Doma’s board of directors and is a member of Doma’s board of directors following the consummation of the Business Combination, is an affiliate of Foundation Capital.
(4)Fifth Wall Ventures, L.P. purchased 372,302 shares for a total purchase price of $4,500,014 in the first closing, Fifth Wall Ventures SPV XIX, L.P. purchased 283,362 shares for a total purchase price of $3,424,996 in the second closing, and Fifth Wall Ventures SPV XX, L.P. purchased 82,734 for a total purchase price of $1,000,006 in the seventh closing.
(5)Lennar Title subsequently transferred all of its Old Doma capital stock to LENX ST Investor in July 2021. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors prior to the Business Combination and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.

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Investors’ Rights Agreement
In January 2020, Old Doma entered into an amended and restated investors’ rights agreement with certain holders of Old Doma capital stock, including Lennar Title (and subsequently LENX ST Investor), Foundation Capital VIII, L.P., Foundation Capital VIII Principals Fund, LLC and Foundation Capital Leadership Fund II, L.P. (together, “Foundation Capital”), Fifth Wall Ventures, L.P., Fifth Wall Ventures SPV XX, L.P. and Fifth Wall Ventures SPV XIX, L.P. (together, “Fifth Wall Ventures”), Greenspring Global Partners IX-A, L.P., Greenspring Global Partners IX-C, L.P., Greenspring Opportunities VI, L.P. and Greenspring Opportunities VI-D, L.P. (together, “Greenspring”), Millwell Limited and SCOR U.S. Corporation (“SCOR”), as well as other holders of Old Doma’s convertible preferred stock. This agreement terminated upon the consummation of the Business Combination.
Right of First Refusal and Co-Sale Agreement
In December 2019, Old Doma entered into an amended and restated right of first refusal and co-sale agreement with certain holders of Old Doma capital stock, including the Saslaw-Simkoff Revocable Trust (the “Saslaw-Simkoff Trust”), Lennar Title (and subsequently LENX ST Investor), Foundation Capital, Fifth Wall Ventures, Greenspring, Millwell Limited and SCOR, as well as other holders of Old Doma’s convertible preferred stock. Old Doma and its assignees had a right to purchase shares of Old Doma capital stock which certain stockholders propose to sell to other parties. This agreement terminated upon the consummation of the Business Combination.
Voting Agreement
In December 2019, Old Doma entered into an amended and restated voting agreement with certain holders of Old Doma capital stock, including the Saslaw-Simkoff Trust, Lennar Title (and subsequently LENX ST Investor), Foundation Capital, Fifth Wall Ventures, Greenspring, Millwell Limited and SCOR, as well as other holders of Old Doma’s convertible preferred stock. The agreement contained certain nomination rights to designate candidates for nomination to Old Doma’s board of directors, drag-along rights and restrictions on certain sales of control of Old Doma. This agreement terminated upon the consummation of the Business Combination.
Certain Transactions
Doma Title Insurance, Inc. (formerly North American Title Insurance Company) has underwriting arrangements with certain entities affiliated with LENX ST Investor. During the years ended December 31, 2021, 2020 and 2019, Doma recorded revenues of $114.2 million, $88.6 million and $73.1 million, respectively, from these transactions. During the years ended December 31, 2021, 2020 and 2019, Doma recorded premiums retained by third-party agents of $92.5 million, $71.2 million and $59.9 million, respectively, from these transactions. As of December 31, 2021, 2020 and 2019, Doma had net receivables related to these transactions of $3.9 million, $4.4 million and $0.9 million, respectively. Lennar Title became at the time of the NATIC Transaction the beneficial owner of more than 5% of Old Doma capital stock. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.
For the years ended December 31, 2021, 2020 and 2019, Old Doma paid SCOR Global P&C SE, an affiliate of SCOR U.S. Corporation, fees of $6.7 million, $1.9 million and $0.7 million, respectively, for a reinsurance policy. As of December 31, 2021, 2020 and 2019, accounts payable included amounts due to SCOR Global P&C SE of $0.4 million, $0.5 million and $0.1 million, respectively. SCOR U.S. Corporation became a beneficial owner of more than 5% of Old Doma capital stock in January 2019. Adrian Jones, who served as Deputy CEO of P&C Partners, SCOR SE until January 2021, was a member of Old Doma’s board of directors from January 2018 until his resignation in June 2019.
Sponsor-Related Agreements
Sponsor Shares
In May 2019, Capitol effectuated a dividend of one share of Capitol Class B common stock for each share of Capitol Class B common stock outstanding, resulting in the Sponsors (as defined in Note 3 to our consolidated financial statements included in our 2021 Form 10-K) holding an aggregate of 10,062,500 shares of Capitol Class B common stock. In November 2020, Capitol effected an approximately 0.8571-for-1 reverse stock split

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with respect to its Class B common stock, resulting in its Sponsors holding an aggregate of 8,625,000 shares of Capitol Class B common stock. The Sponsors thereafter transferred 50,000 shares of Capitol Class B common stock to each of Capitol’s independent directors at the same per-share purchase price paid by the Sponsors. Prior to the initial investment in Capitol of $25,000 by the Sponsors, Capitol had no assets, tangible or intangible. The per-share price of the Capitol Class B common stock was determined by dividing the amount contributed to Capitol by the number of shares of Capitol Class B common stock issued. The number of shares of Capitol Class B common stock issued was determined based on the expectation that the Capitol Class B common stock would represent 20% of Capitol’s outstanding shares after Capitol’s initial public offering. In connection with the consummation of the Business Combination, the Sponsors forfeited 1,996,677 shares of Capitol Class B common stock for no consideration. The remaining shares automatically converted, on a one-for-one basis into shares of our common stock. Of the 6,628,232 shares of common stock held by the Sponsors, 1,325,664 became unvested at closing and are subject to forfeiture unless certain earnout conditions are satisfied.
Private Placement Warrants
The Sponsors purchased an aggregate of 5,833,333 private placement warrants (for a total purchase price of $8,750,000) from Capitol in a private placement that occurred simultaneously with the consummation of Capitol’s initial public offering. The private placement warrants are identical to the public warrants except that the private placement warrants, (i) subject to limited exceptions, are not redeemable by us, (ii) may be exercised for cash or on a cashless basis and (iii) are entitled to registration rights (including the shares of our common stock issuable upon exercise of the private placement warrants), in each case, so long as they are held by the initial purchasers or any of their permitted transferees (as further described in the Warrant Agreement). If the private placement warrants are held by holders other than the initial purchasers or any of their permitted transferees, they will be redeemable by us and exercisable by the holders on the same basis as the public warrants. Subject to limited exceptions, the private placement warrants (including our common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the consummation of the Business Combination.
Administrative Services
Prior to the Business Combination, Capitol maintained its executive offices at 1300 17th Street North, Suite 820, Arlington, Virginia 22209. Capitol also had an office in Maryland. The cost for its use of these spaces was included in the up to $20,000 per month fee Capitol paid to the Sponsors for office space, administrative and support services. Upon the consummation of the Business Combination, Capitol ceased paying these monthly fees.
Capitol also paid salaries or consulting fees to its Sponsors, officers, directors or their affiliates totaling $485,296 in the year ended December 31, 2021. Additionally, success fees totaling $1,380,000 to such individuals were paid upon consummation of the Business Combination.
Related-Party Loans
In February 2021, the Sponsors and Capitol’s directors committed to provide up to $970,000 in loans to Capitol for working capital needs in connection with the transactions contemplated by the Merger Agreement and documents related thereto. In May 2021, the Sponsors collectively committed to provide Capitol an additional $756,000 in loans. In July 2021, certain of the Sponsors provided an additional funding commitment of $627,000. Immediately prior to the closing of the Business Combination, Capitol had $1,070,000 outstanding under loans, evidenced by promissory notes, to the Sponsors. Upon consummation of the Business Combination, all such promissory notes were repaid in cash.

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DIRECTOR COMPENSATION
Our director compensation program is designed to reasonably compensate our non-employee directors for work required for a company of our size, complexity and risk, and to align the interests of our directors with those of our stockholders. The Compensation Committee reviews the compensation of our non-employee directors on an annual basis and makes recommendations to the Board.
Our 2021 director compensation program is detailed below. Prior to the closing of the Business Combination, Doma did not pay cash compensation to any of our non-employee directors.
Outside Director Compensation Policy
In connection with the closing of the Business Combination, we adopted the Doma Holdings, Inc. Outside Director Compensation Policy (the “Director Compensation Policy”), which provides non-employee directors with fixed annual cash retainer fees as well as long-term equity compensation awards for their service on the Board. Additional fixed annual cash retainer fees are paid to non-employee directors for committee membership and chairperson service. Certain principal features of the compensation provided under the Director Compensation Policy are described in more detail below. The summary is qualified in its entirety by reference to the complete text of the Director Compensation Policy.
Cash & Equity Compensation
Beginning on July 28, 2021, each non-employee director became entitled to receive the cash compensation set forth below for his or her service on the Board. The annual cash compensation amounts are payable quarterly in arrears on a prorated basis following the end of each quarter in which the service occurred. All annual cash fees are vested upon payment.
•Annual Board Service Retainer:
◦All Eligible Directors: $35,000
◦Non-Executive Chairperson: $65,000 (in lieu of above)
•Annual Committee Member Service Retainer:
◦Member of the Audit & Risk Committee: $10,000
◦Member of the Compensation Committee: $7,500
◦Member of the Nominating and Corporate Governance Committee: $5,000
•Annual Committee Chair Service Retainer (in lieu of Committee Member Service Retainer):
◦Chair of the Audit & Risk Committee: $20,000
◦Chair of the Compensation Committee: $15,000
◦Chair of the Nominating and Corporate Governance Committee: $10,000
Certain members of the Board were granted restricted shares in connection with their initial election to the board of Old Doma (the share counts listed below reflect the conversion of those awards of Old Doma restricted shares into shares of Common Stock of Doma at the completion of the Business Combination). Such restricted shares vest 25% on the first anniversary of the grant date and in equal monthly installments over a three-year period thereafter, such that they will be fully vested four years after the grant date.
•Ms. Richardson and Mr. Summers were each granted 692,889 restricted shares on October 4, 2019, of which 317,577 were unvested as of December 31, 2021.

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•Mr. Zames was granted 692,888 restricted shares on December 3, 2018, of which 173,230 were unvested as of December 31, 2021.
Pursuant to the Director Compensation Policy, upon election to the Board, each non-employee director will receive an initial grant of restricted stock units with a grant date fair value of $225,000 that vests over three years. Subject to any change in the Director Compensation Policy, for each year other than the year during which the director’s initial election occurs, each non-employee director will receive an annual grant of restricted stock units with a grant date fair value of $150,000 (or $220,000 in the case of a non-executive chairperson) that vests on the earlier of the (i) the first anniversary of the date of grant and (ii) the date of the next annual meeting of the shareholders held after the date of grant.
Pursuant to the Director Compensation Policy, notwithstanding the foregoing, for each non-employee director in office as of immediately prior to the closing of a Change in Control (as defined in the 2021 Omnibus Incentive Plan (“Omnibus Incentive Plan”)), each non-employee director will fully vest in his or her outstanding Company equity awards, including any Initial Award or Annual Award, subject to the non-employee director’s continued service on the Board through the date of the Change in Control.
Anti-Hedging and Pledging Policy
Doma’s Insider Trading Policy prohibits directors and employees, including executive officer and other officers, from selling Doma’s stock short, holding Doma securities in a margin account, or pledging Doma securities as collateral for a loan or otherwise. Additionally, individuals subject to Doma’s Insider Trading Policy are not permitted to enter into derivative or speculative transactions involving Doma securities (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Doma. All directors and named executive officers were in compliance with our Insider Trading Policy throughout 2021 and remain in compliance as of the date of this proxy statement.
Policy on Rule 10b5-1 Trading Plans
The Company’s 10b5-1 Trading Plan Guidelines governs the circumstances under which Doma directors and Section 16 officers, and others as allowed under such policy, may enter into trading plans pursuant to SEC Rule 10b5-1. Rule 10b5-1 trading plans are pre-established trading plans for sales of our Common Stock. We believe our Rule 10b5-1 Trading Plan Guidelines are effective to ensure compliance with legal requirements. Under the guidelines:
•All Rule 10b5-1 trading plans must be pre-cleared by the Company.
•A trading plan may be entered into, amended or modified only during an open trading window and while not in possession of material non-public information.
•Once adopted, the person must not exercise any influence over the amount of securities to be traded or the date of the trade.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and our named executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, the indemnification agreements and our Bylaws also require us to advance expenses incurred by our directors and officers.

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Director Compensation Table
Upon closing of the Business Combination, all of Capitol’s directors then serving, other than Mark D. Ein, who remains a Doma director, resigned from the Capitol board. Upon closing of the Business Combination, Mr. Ein was joined as a director on the public company Board by Mr. Simkoff, Ms. Cherwoo, Mr. Miller, Mr. Moldow, Ms. Richardson, Dr. Summers, Ms. Williams, Ms. Wolfe and Mr. Zames. The following table presents information regarding the compensation and stock awards that we have paid or granted to the non-employee directors named below for the fiscal year ended December 31, 2021. Mr. Simkoff, our CEO, receives no compensation in connection with his service as a director, since he is an employee, and, accordingly, is omitted from this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)(3)
Sharda Cherwoo	8,050	220,823	—	228,873
Mark D. Ein	6,182	220,823	—	227,005
Stuart Miller(4)	6,182	220,823	—	227,005
Charles Moldow(5)	6,182	220,823	—	227,005
Karen Richardson	8,832	341,079(2)	—	349,911
Lawrence Summers	7,948	220,823	—	228,771
Maxine Williams	7,507	220,823	—	228,330
Serena Wolfe	9,817	220,823	—	230,640
Matthew E. Zames	15,014	341,079(2)	—	356,093
(1)Amounts listed represent the aggregate grant date fair value of awards granted during the year referenced, computed in accordance with Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. These amounts do not reflect the actual economic value that may be realized by the named director.
(2)    Reflects grants of 32,190 restricted stock units granted to each non-employee director in October 2021. In addition, reflects an Interim Independent Audit Chair Service Grant of 17,530 restricted stock units (grant date value $120,256) for Ms. Richardson and an Interim Board Chairperson Service Grant of 17,530 restricted stock units (grant date value $120,256) for Mr. Zames, in recognition of their service in such roles from January 2021 through July 2021. The restricted stock units vest in equal 1/3 installments on July 29, 2022, July 29, 2023 and July 29, 2024, subject to the director’s continued service through each vesting date.
(3)    This table includes all fees earned or paid in fiscal year 2021. The numbers in this table are rounded.
(4)    All compensation paid to Mr. Miller in his capacity as a director of the Company was paid to Lennar Corporation pursuant to an agreement between Mr. Miller and Lennar Corporation.
(5)    All compensation paid to Mr. Moldow in his capacity as a director of the Company was paid to an entity controlled by Foundation Capital pursuant to an agreement between Mr. Miller and Foundation Capital.

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Proposal No. 2 - Ratification of the Appointment of the Independent Registered Public Accounting Firm
Board Recommendation

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as Doma’s independent registered public accounting firm for 2022.
The Audit & Risk Committee of the Board has appointed the firm of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Representatives of Deloitte are expected to be present at the Annual Meeting and they will have the opportunity to respond to appropriate questions from stockholders and to make a statement if they desire to do so.
This proposal is put before the stockholders because the Board believes it is a good corporate governance practice to ask stockholders to ratify the selection of the independent registered public accounting firm. If the appointment of Deloitte is not ratified, the Audit & Risk Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the selection of Doma’s independent registered public accounting firm is ratified, the Audit & Risk Committee may direct the appointment of a different independent registered public accounting firm at any time during 2022 if, in its discretion, it determines that such a change would be in the Company’s best interests.
Change in Auditor
As previously disclosed in the Form 8-K filed with the SEC on August 3, 2021 (the “August 8-K”), on July 28, 2021, the Board approved the engagement of Deloitte as the independent registered public accounting firm of Doma following the consummation of the Business Combination. Deloitte served as the independent registered public accounting firm of Old Doma prior to the Business Combination. On July 28, 2021, the Board dismissed Marcum LLP (“Marcum”), the independent registered public accounting firm of Capitol prior to the Business Combination, as Doma’s independent registered public accounting firm.
Marcum’s report on the balance sheets of Capitol, Doma’s legal predecessor, as of December 31, 2020 and December 31, 2019, and the related statements of operations, changes in temporary equity and permanent equity and cash flows for each of the two years in the period ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from January 1, 2019 through December 31, 2020, and the subsequent interim period through July 28, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Capitol’s initial public offering, which resulted in the restatement of Capitol’s financial statements as set forth in Capitol’s Form 10-K/A for each of the two years in the period ended December 31, 2020, as filed with the SEC on May 10, 2021.
During the period from January 1, 2019 through July 28, 2021, Capitol did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Capitol’s financial statements, and no written report or oral advice was provided to Capitol by Deloitte that Deloitte concluded was an important factor considered by Capitol in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that

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was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
Doma provided Marcum with a copy of the disclosures made by Doma in response to Item 4.01 of the August 8-K and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agreed with the statements made by Doma set forth above. A copy of the letter from Marcum, dated August 3, 2021, was attached as Exhibit 16.1 to the August 8-K.

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Independent Registered Public Accounting Firm
Principal Accountant Fees and Services
The following table summarizes the fees of Deloitte, our independent registered public accounting firm, billed to Doma Holdings, Inc. for the fiscal year ended December 31, 2021 and Old Doma for the fiscal year ended December 31, 2020.

Fee Type	2021	2020
Audit Fees(1)	$1,607,500	$2,696,000
Audit-Related Fees(2)	$500,000	$—
Tax Fees(3)	$4,400	$16,370
All Other Fees(4)	$1,895	$1,895
Total	$2,113,795	$2,714,265
(1)    Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements and consultations on accounting matters directly related to the audit.
(2)    Audit-related fees consist of fees for professional services rendered in connection with (1) financial statements incorporated into SEC filings to facilitate the Business Combination and (2) agreed upon procedures related to certain compliance audits.
(3)    Tax fees consist of fees billed for services rendered for tax compliance, tax advice, and tax planning.
(4)    All other fees consist of fees for all other services not included in the categories set forth above.
Pre-Approval Policies and Procedures
The Audit & Risk Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit & Risk Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit & Risk Committee or by a designated member of the Audit & Risk Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit & Risk Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

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Report of the Audit & Risk Committee
The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this proxy statement by reference and shall not otherwise be treated as filed under the federal securities laws.
The Audit & Risk Committee assists the Board of Directors in its oversight of the financial reporting processes and system of internal controls of Doma Holdings, Inc. (the “Company”). The Audit & Risk Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.
The Audit & Risk Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit & Risk Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles (“GAAP”) and on the representations of Deloitte included in its audit of the Company’s consolidated financial statements.
The Audit & Risk Committee reports that it has:
•Reviewed and discussed with the Company’s management the audited consolidated financial statements as of and for the year ended December 31, 2021;
•Discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
•Received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit & Risk Committee concerning independence, and has discussed with Deloitte its independence from the Company; and
•Based on the review and discussions referred to herein, recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s 2021 Form 10-K for filing with the SEC.
Audit & Risk Committee
Serena Wolfe, Chair
Sharda Cherwoo
Karen Richardson

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Ownership of Common Stock by 5% or More Holders
The following table provides information about each stockholder known to Doma to beneficially own 5% or more of the outstanding shares of our Common Stock, based upon information furnished to us by such stockholders and/or on Schedules 13D and 13G (or amendments thereto) filed with the SEC. The beneficial ownership of our common stock is based on 326,035,685 shares of common stock issued and outstanding as of May 9, 2022.
In addition to those named below, our Founder, CEO and Director, Max Simkoff, owns approximately 15.0% of Doma Common Stock. Information pertaining to his ownership is reported in this proxy statement under “Ownership of Common Stock by Directors and Executive Officers.”

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Entities affiliated with Lennar Corporation(1)	82,699,024	25.4%
Entities affiliated with Foundation Capital(2)	44,777,155	13.7%
(1)    Represents (i) 82,242,689 shares held by LENX ST Investor, LLC and (ii) 456,335 shares held by Len FW Investor, LLC. Each of LENX ST Investor, LLC and Len FW Investor, LLC is wholly-owned by LEN X, LLC, which in turn is wholly-owned by Lennar Corporation. Each of LENX ST Investor, LLC, LEN X, LLC and Lennar Corporation has shared voting and dispositive power over the shares held by LENX ST Investor, LLC, and each of Len FW Investor, LLC, LEN X, LLC and Lennar Corporation has shared voting and dispositive power over the shares held by Len FW Investor, LLC. The address for each of these entities is 700 Northwest 107th Avenue, Suite 400, Miami, Florida 33172.
(2)    Represents (i) 10,520,957 shares held by Foundation Capital Leadership Fund II, L.P. (“FCL2”), (ii) 722,269 shares held by Foundation Capital VIII Principals Fund, LLC (“FC8P”) and (iii) 33,533,929 shares held by Foundation Capital VIII, L.P. (“FC8”). Foundation Capital Management Co. LF II, L.L.C. (“FCMLF2”) serves as the sole general partner of FCL2 and, as such, FCMLF2 possesses voting and dispositive power over the shares held by FCL2, and may be deemed to have indirect beneficial ownership of the shares held by FCL2. FCMLF2 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Ashu Garg, Charles Moldow and Steve Vassallo are the managers of FCMLF2. Foundation Capital Management Co. VIII, L.L.C. (“FCM8”) serves as the sole manager of FC8P and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8P, and may be deemed to have indirect beneficial ownership of the shares held by FC8P. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. FCM8 serves as the sole general partner of FC8 and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8, and may be deemed to have indirect beneficial ownership of the shares held by FC8. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Paul Holland and Messrs. Garg, Moldow and Vassallo are the managers of FCM8. Charles Moldow is a director of Doma. Messrs. Garg, Holland, Moldow and Vassallo disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address for each of these entities is 550 High Street, 3rd Floor, Palo Alto, California 94301.

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Ownership of Common Stock by Directors and Executive Officers
The following table sets forth information concerning the beneficial ownership of Doma’s Common Stock by: (i) our current directors and director nominees; (ii) the named executive officers listed in the Summary Compensation Table included in this proxy statement under the heading “Executive Compensation”; and (iii) all of the Company’s directors, director nominees and executive officers as a group. Under SEC rules, beneficial ownership for purposes of this table takes into account stock as to which the individual has or shares voting and/or investment power as well as stock that may be acquired within 60 days (such as by exercising vested stock options). Information is provided as of May 9, 2022. The beneficial owners listed have sole voting and investment power with respect to stock beneficially owned, except as otherwise indicated. As of May 9, 2022, there were 326,035,685 shares of our Common Stock issued and outstanding.

Directors and Director Nominees(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Sharda Cherwoo	—	—
Mark D. Ein(2)	7,791,017	2.4%
Stuart Miller	—	—
Charles Moldow(3)	44,777,155	13.7%
Karen Richardson(4)	692,889	*
Lawrence Summers(5)	1,230,059	*
Maxine Williams	—	—
Serena Wolfe	—	—
Matthew E. Zames(6)	752,838	*
Named Executive Officers
Max Simkoff(7)	48,746,493	15.0%
Noaman Ahmad(8)	1,904,348	*
Hasan Rizvi(9)	2,483,099	*
Directors & Executive Officers as a Group (13 Persons)(10)	109,118,680	33.5%
*    Less than 1% of our outstanding Common Stock.
(1)    Max Simkoff is reported under Named Executive Officers and unless otherwise noted, the business address of each of those listed in the table above is 101 Mission Street, Suite 740, San Francisco, California 94105.
(2)    Represents (i) 332,970 shares held by Mark D. Ein and (ii)(a) 4,101,026 shares and (b) 3,357,021 shares of common stock issuable upon the exercise of the private placement warrants held by Capitol Acquisition Management V LLC, which is controlled by Mark D. Ein.
(3)    Represents (i) 10,520,957 shares held by Foundation Capital Leadership Fund II, L.P. (“FCL2”), (ii) 722,269 shares held by Foundation Capital VIII Principals Fund, LLC (“FC8P”) and (iii) 33,533,929 shares held by Foundation Capital VIII, L.P. (“FC8”). Foundation Capital Management Co. LF II, L.L.C. (“FCMLF2”) serves as the sole general partner of FCL2 and, as such, FCMLF2 possesses voting and dispositive power over the shares held by FCL2, and may be deemed to have indirect beneficial ownership of the shares held by FCL2. FCMLF2 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Ashu Garg, Charles Moldow and Steve Vassallo are the managers of FCMLF2. Foundation Capital Management Co. VIII, L.L.C. (“FCM8”) serves as the sole manager of FC8P and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8P, and may be deemed to have indirect beneficial ownership of the shares held by FC8P. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. FCM8 serves as the sole general partner of FC8 and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8, and may be deemed to have indirect beneficial ownership of the shares held by FC8. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Paul Holland and Messrs. Garg, Moldow and Vassallo are the managers of FCM8. Charles Moldow is a director of Doma. Messrs. Garg, Holland, Moldow and Vassallo disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address for each of these entities is 550 High Street, 3rd Floor, Palo Alto, California 94301.
(4)    Represents 692,889 shares, of which 476,357 shares are or will be vested within 60 days of May 9, 2022 and of which 216,532 shares that will remain subject to a right of repurchase by us until vested.

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(5)    Represents (i) 537,170 shares held by Lawrence Summers and (ii) 692,889 shares held by LHSummers Economic Consulting LLC, for which Mr. Summers is the sole member. Of the 692,889 shares held by LHSummers Economic Consulting LLC, 476,357 shares are or will be vested within 60 days of May 9, 2022 and 216,532 will remain subject to a right of repurchase by us until vested.
(6)    Represents (i) 376,416 shares held by the Matthew E. Zames Family, LLC, for which Mr. Zames’ spouse is the manager and (ii) 376,422 shares held by the Jill E. Zames Family, LLC, for which Mr. Zames is the manager. Of the 376,416 shares held by the Matthew E. Zames Family, LLC, and the 376,422 shares held by the Jill E. Zames Family, LLC, 340,325 and 340,331 shares are or will be vested within 60 days of May 9, 2022 and 36,091 and 36,091 will continue to be subject to a right of repurchase by us until vested, respectively.
(7)    Represents (i) 48,053,275 shares held by the Saslaw-Simkoff Revocable Trust, for which Mr. Simkoff serves as trustee; (ii) 346,609 shares held by the Jennifer Saslaw 2020 GRAT, for which Mr. Simkoff serves as trustee; and (iii) 346,609 shares held by the Max Simkoff 2020 GRAT, for which Mr. Simkoff serves as trustee.
(8)    Represents (i) 853,001 shares and (ii) 1,051,347 shares underlying options exercisable within 60 days of May 9, 2022. As previously reported, Mr. Ahmad resigned effective May 15, 2022 and accordingly forfeited 61,112 of the shares underlying the options reported in clause (ii) of this footnote 8 which had not yet vested as of his last day.
(9)    Represents (i) 599,493 shares and (ii) 1,883,606 shares underlying options exercisable within 60 days of May 9, 2022.
(10)    Represents 109,118,680 shares, of which (i) 1,633,370 shares are or will be vested within 60 days of May 9, 2022; (ii) 505,246 shares which remain subject to our right of repurchase until vested and (ii) 3,216,434 shares underlying options exercisable within 60 days of May 9, 2022.

Executive Officers
Our executive officers are appointed annually by the Board. The following sets forth biographical information concerning Doma’s executive officers who are not directors. Biographical information for Mr. Simkoff is included in this proxy statement under “Director Biographies.”

Name and Age	Position and Business Experience
Noaman Ahmad* Age: 43
• Chief Financial Officer, Doma - July 2021 to May 2022
• Chief Financial Officer, Old Doma - December 2018 to July 2021
• Senior Vice President of Finance and Treasurer, Warranty Group - January 2017 to December 2018
• Senior Vice President, Aon plc - January 2013 to January 2017

Hasan Rizvi Age: 56
• President of Technology & Operations, Doma - May 2022 to present
• Chief Technology Officer, Doma - July 2021 to May 2022
• Chief Technology Officer, Old Doma - March 2019 to July 2021
• Senior Advisor, Bridge Growth Partners, LLC - December 2017 to September 2019
• Founder and CEO, Qlue, Inc. - September 2014 until May 2017
• Executive Vice President, Fusion Middleware and Java Products, Oracle, Inc. - July 2012 to November 2013

Eric Watson Age: 51
• General Counsel and Corporate Secretary, Doma - July 2021 to present
• General Counsel and Corporate Secretary, Old Doma - July 2019 to July 2021
• Executive Vice President, General Counsel and Secretary, Mosaic - July 2016 to July 2019
• Deputy General Counsel, SoFi - April 2015 to June 2016
• Counsel, Sallie Mae - November 2014 to April 2015
• Vice President, Associate General Counsel and Secretary, Navient Corporation - November 2002 to September 2014

* As reported in the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2022, Mr. Ahmad resigned as Chief Financial Officer effective May 15, 2022, at which time, the Company’s Chief Accounting Officer, Mike Smith, assumed the role of Acting Chief Financial Officer and Principal Financial Officer. This proxy statement provides information for Mr. Ahmad and his compensation as an NEO for 2021.

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Executive Compensation
Compensation Discussion
Introduction
This section discusses the material components of the executive compensation program for Doma executive officers who are our named executive officers (“NEOs” or “named executive officers”). For 2021, Doma’s NEOs and their positions were as follows:
•Maxwell Simkoff, Chief Executive Officer;
•Noaman Ahmad, Chief Financial Officer; and
•Hasan Rizvi, Chief Technology Officer.
As a smaller reporting company and an emerging growth company, we are subject to reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Elements of Doma’s 2021 Executive Compensation Program
For the year ended December 31, 2021, the compensation for each NEO generally consisted of a base salary, an annual bonus (for the 2021 performance year) and standard employee benefits. Mr. Rizvi also received an award of stock options under the Old Doma 2019 Equity Incentive Plan (referred to as the “2019 Equity Incentive Plan”) and each NEO received an award of performance restricted stock units (“PRSUs”) under the Company’s Omnibus Incentive Plan. These elements (and the amounts of compensation and benefits under each element) were selected because Doma believed they were necessary to help attract and retain executive talent which was fundamental to its success. Below is a more detailed summary of the executive compensation program as it relates to Doma’s NEOs.
Base Salaries
The NEOs received a base salary to compensate them for services rendered to Doma. The base salary payable to each NEO provided a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The table below details the annual rate of base salary paid to the NEOs in 2021. The actual base salaries paid to each NEO for 2021 are set forth below in the Summary Compensation Table in the column entitled “Salary.”

Name	Initial Base Salary ($)	Salary Increase Date	Salary Increase Amount ($)	Base Salary ($)
Max Simkoff	400,000	May 1, 2021	350,000	750,000
Noaman Ahmad	350,000	May 1, 2021	50,000	400,000
Hasan Rizvi	350,000	May 1, 2021	10,000	360,000*
* As reported in Doma’s filings with the SEC, Mr. Rizvi was promoted to serve as Doma’s President of Technology & Operations in May 2022 and his annual base salary was increased. This proxy statement reports on the compensation for the NEOs for 2021.
2021 Annual Cash Incentive Program
Doma maintained an annual cash bonus program for 2021 pursuant to which certain of its employees, including the NEOs, were eligible to receive an annual bonus based on, among other things, the named executive officer’s overall performance and Doma’s performance. Such bonuses were designed to incentivize the NEOs with a

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variable level of compensation. Actual bonus amounts were determined in the discretion of the Compensation Committee upon consideration of various factors.
The NEOs each had a target bonus equal to a percentage of base salary, which for Mr. Simkoff is 120% and for Messrs. Ahmad and Rizvi is 100%. The actual bonuses earned by each NEO for performance in 2021 and that were paid in March 2022, subject to the NEOs continued employment through the payment date, respectively, are set forth below in the Summary Compensation Table. The Company determined to pay 2021 annual bonuses to Mr. Simkoff at 350% of target and Messrs. Ahmad and Rizvi at 200% of target in recognition of their efforts in connection with the Business Combination and their other material business contributions to the Company’s success in 2021.
Equity Incentive Plans and Outstanding Awards
Stock Options
As set forth below in the Outstanding Equity Awards at 2021 Fiscal Year-End table, in January 2021 Mr. Rizvi was granted stock options under the 2019 Equity Incentive Plan maintained by Old Doma. Upon the occurrence of a merger of Doma with or into another corporation or other entity or a Change in Control (as defined in the 2019 Equity Incentive Plan), each outstanding award granted under the 2019 Equity Incentive Plan will be treated as the board of Doma or any committee delegated by the board, determines without the participant’s consent, including: (i) assumed (or substituted) by the acquiring or succeeding corporation or an affiliate thereof, (ii) upon written notice to the participant, terminated upon or immediately prior to the consummation of such merger or Change in Control, (iii) will vest and become exercisable, realizable or payable or restrictions applicable to such award will lapse and, to the extent the board or committee determines, terminate, (iv) (A) terminated in exchange for an amount in cash and/or property equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction or (B) replacement of the award with other rights or property selected by the board or committee, in its sole discretion, or (v) any combination of the above. In the event that the successor corporation does not assume or substitute for the award, the participant will fully vest in and have the right to exercise, for a period of time determined by the board or committee, all outstanding options and all restrictions on restricted stock and restricted stock units will lapse.
PRSUs
As set forth below in the Outstanding Equity Awards at 2021 Fiscal Year-End table, in October 2021, each of our NEOs were granted PRSUs under the Omnibus Incentive Plan. The PRSUs are designed to measure Doma’s performance based on achievement of the business goals established for the three-year performance period, from January 1, 2021 through December 31, 2023 (the “21-23 Performance Period”). After the end of fiscal year 2023, performance against the goals will be measured and a final award will be made with a potential payout ranging from 0% to 150% of the target number of PRSUs, based on cumulative performance over the 21-23 Performance Period. After a final number of award units is determined at the end of the 21-23 Performance Period, such award will then vest in three equal annual installments in 2024, 2025 and 2026 (the first installment to be paid during calendar year 2024 as soon as practicable after the announcement of the Company’s audited financials for fiscal year 2023, and the second and third installments on February 1, 2025 and February 1, 2026, respectively). The performance goals for the PRSUs granted in 2021 are based 65% on the Company’s achievement of its Retained Premiums and Fees target and 35% based on the Company’s achievement of its target ratio of Adjusted Gross Profit to Retained Premium and Fees. “Retained Premiums and Fees,” a non-GAAP financial measure, is defined as total revenue under GAAP minus premiums retained by third-party agents. “Adjusted Gross Profit,” a non-GAAP financial measure, is defined as gross profit (loss) under GAAP, adjusted to exclude the impact of depreciation and amortization. The “ratio of adjusted gross profit to retained premiums and fees,” a non-GAAP measure, expressed as a percentage, is calculated by dividing adjusted gross profit by retained premiums and fees. For more information on the definitions of “retained premiums and fees,” “adjusted gross profit” and “ratio of adjusted gross profit to retained premiums and fees,” and for a reconciliation of our non-GAAP financial measures with GAAP results, please refer to the section titled “Non-GAAP Financial Measures” in Item 7 of our 2021 Form 10-K, as well as the section titled “Non-GAAP Financial Measures” in each of our quarterly reports on Forms 10-Q.
In the event of the recipient’s termination due to death or disability, to the extent the 21-23 Performance Period has ended, but the number of PRSUs earned has not yet been determined, the PRSUs will be earned based on actual performance and will vest on the date of determination; to the extent the 21-23 Performance Period has

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not yet ended, the PRSUs will be deemed to have been earned at the target level (100%), and will immediately vest and to the extent the number of PRSUs has been determined, any earned but unvested PRSUs will immediately vest.
In the event of a “change in control” (as defined in the Omnibus Incentive Plan), the PRSUs will be treated as determined by the Compensation Committee under the Omnibus Incentive Plan, which provides for (i) continuation or assumption of outstanding awards under the Omnibus Incentive Plan by us (if we are the surviving corporation) or by the successor or surviving corporation or its parent; (ii) substitution or replacement of any outstanding award by the successor or surviving entity or its parent for a cash payment, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof); (iii) acceleration of the vesting (including the lapse of any restriction) and exercisability of outstanding awards, in each case, either (x) immediately prior to or as of the date of the change in control, (y) upon a participant’s involuntary termination of service on or within a specified period following the change in control, or (z) upon the failure of the successor or surviving corporation (or its parent) to continue or assume such outstanding awards; (iv) in the case of a performance award such as the PRSUs, determination of the level of attainment of the applicable performance conditions; and (v) cancellation of outstanding awards under the Omnibus Incentive Plan in consideration of a payment, with the form, amount and timing of such payment to be determined by the Compensation Committee in its sole discretion, provided that (x) such payment is made in cash, securities, rights and/or other property, (y) the amount of such payment equals the value of the award, as determined by the Compensation Committee in its sole discretion and (z) such payment will be made promptly following the change in control, in compliance with Section 409A of the Code.
Retirement
Doma maintains a 401(k) retirement savings plan for its employees, including the NEOs, who satisfy certain eligibility requirements. Doma’s NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees.
Employee Benefits and Perquisites
All of Doma’s full-time employees, including the NEOs, are eligible to participate in Doma’s health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance. Doma did not maintain any executive-specific benefit or perquisite programs in 2021.
Clawbacks
Awards made to senior officers, including our NEOs, under our Omnibus Incentive Plan are subject to clawback in the event of a material misstatement of Doma’s financial results and other qualifying events.
Hedging/Pledging Prohibition
Doma’s policy prohibits directors and employees, including executive officers and other officers, from engaging in hedging, pledging and certain other transactions involving our Common Stock. See “Director Compensation - Anti-Hedging and Pledging Policy” above for additional details.
Policy on Rule 10b5-1 Trading Plans
The Company has a policy governing the use by directors and executive officers of pre-established trading plans for sales of our Common Stock. See “Director Compensation - Policy on Rule 10b5-1 Trading Plans” above for additional details.

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Employment Agreements
Effective May 1, 2021, we entered into employment agreements with each of our named executive officers, with substantially the same terms. The employment agreements provide for at-will employment that the named executive officer or the company may terminate at any time and for any reason. Pursuant to the employment agreements, Messrs. Simkoff, Ahmad and Rizvi will receive initial base salaries in the amounts of $750,000, $400,000 and $360,000 respectively. The employment agreements also provide for a target annual bonus equal to a specified percentage of base salary, which for Mr. Simkoff is 120% and for Messrs. Ahmad and Rizvi is 100%, and eligibility for a target annual long-term incentive award with a grant date value of $2,350,000 for Mr. Simkoff and $1,100,000 for each of Messrs. Ahmad and Rizvi. For 2022, the Company, after consideration of relevant factors, including, but not limited to, the assumption of additional duties, responsibilities and other contributions, has determined that Messrs. Simkoff, Rizvi and Ahmad will receive an annual long-term incentive award valued at $2,350,000, $3,000,000 and $2,000,000, respectively. Additionally, in connection with Mr. Rizvi’s promotion in May 2022 to President of Technology & Operations, he received a one-time grant of 854,700 restricted stock units (“RSUs”) pursuant to the Omnibus Incentive Plan. The RSUs are subject to the same terms and conditions applicable to RSUs granted to other senior executives under the Omnibus Incentive Plan.
Potential Payments Upon Termination or Change in Control
Employment Agreements
Pursuant to the employment agreements, the named executive officers are entitled to severance under the Executive Severance Plan (as defined below), which is described in more detail below. Further, upon a termination of the named executive officer’s employment by the Company without Cause or by the executive with Good Reason (each as defined in the Executive Severance Plan), in each case, within 12-months after a Change in Control (as defined in the 2019 Equity Incentive Plan or the Omnibus Incentive Plan, as applicable), all equity awards issued and held by the named executive officer, will accelerate and become vested and exercisable as of the date of such termination.
In addition, the named executive officers are subject to certain restrictive covenants, including perpetual nondisclosure of confidential information and 12 month (and for the CEO, 18 month) post-termination non-competition and non-solicitation of customers, clients and service providers covenants. The named executive officers are also subject to perpetual non-disparagement covenants.
Executive Severance Plan
Effective May 1, 2021, Doma adopted an executive severance plan (the “Executive Severance Plan”). Pursuant to the terms of their employment agreements, each of our NEOs is eligible to participate in the Executive Severance Plan. A copy of the Executive Severance Plan was filed on June 15, 2021 as Exhibit 10.45 to Amendment No. 2 the Registration Statement on Form S-4 (File No. 333-254470).
The Executive Severance Plan provides that, upon an involuntary termination by the Company without Cause or a termination by the participant for Good Reason (each as defined in the Executive Severance Plan), the participant will be eligible to receive severance benefits determined based on the participant’s title.
Under the Executive Severance Plan, the CEO, and members of the Doma executive leadership team who report to the CEO (including the NEOs), and other individuals as may be approved by the Compensation Committee will be eligible to receive benefits under the plan if they are selected by Doma to participate and sign and deliver to Doma a participation agreement.
Upon a qualifying termination (as described above), the participant will be entitled to:
•A lump sum payment equal to 100% (or 150% for the CEO) of the participant’s (x) then-current base salary and (y) pro-rata portion of the participant’s target bonus for the year in which termination occurs;

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•A lump sum payment equal to the full cost of the participant’s premium payments under the Consolidated Omnibus Budget Reconciliation Act of 1985 for continued health insurance coverage, less the portion of any such premiums that the participant would have been required to pay for the participant and his or her dependents had the participant continued to be employed for a period of 12 months (or 18 months for the CEO);
•Any earned but unpaid annual bonus in respect of the year prior to the year of termination, payable when the annual bonus would have normally been paid or, if later, upon the execution of and expiration of any revocation period provided for in the release of claims (as described below); and
•An amount of $10,000 for outplacement services.
Notwithstanding the foregoing, in the event that (i) in connection with a qualifying termination (including in connection with a change in control or other similar transaction involving Doma), a participant becomes entitled to accelerated vesting of his or her unvested equity incentive awards, and (ii) the gross pre-tax value of such equity awards with accelerated vesting exceeds five times the participant’s then-current annual base salary, then the participant shall not receive the base salary and pro rata bonus percentage described above.
The receipt of any severance payments under the Executive Severance Plan is conditioned on the participant’s execution and nonrevocation of a release of claims in favor of Doma.

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Summary Compensation Table
The following table presents all of the compensation awarded to or earned by or paid to NEOs for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Max Simkoff Chief Executive Officer and Director	2021	643,269	2,701,730	4,808,929	—	—	9,950	8,163,878
	2020	360,000	850,000	—	—	—	9,450	1,219,450
Noaman Ahmad Chief Financial Officer	2021	390,385	780,769	3,042,410	—	—	9,950	4,223,514
	2020	350,000	525,000	—	103,053	—	900	978,953
Hasan Rizvi Chief Technology Officer	2021	363,461	726,923	3,042,410	334,898	—	9,950	4,477,642
(1)    For 2021, reflects discretionary bonus amount to be paid to the named executive officer in March 2022, subject to continued employment though the payment date, under Doma’s annual cash bonus program.
(2)    Amounts reflect the full grant-date fair value of performance restricted stock units granted during 2021 based on target performance, which was the probable outcome of the performance conditions, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all performance restricted stock unit awards made to executive officers in Note 12 to our consolidated financial statements included in our 2021 Form 10-K. The maximum grant-date fair value of the performance restricted stock units awarded for 2021 assuming all performance goals were achieved at their maximum levels would be as follows: for Mr. Simkoff, $7,213,393; for Mr. Ahmad, $4,563,615; and for Mr. Rizvi, $4,563,615.
(3)    Amounts reflect the full grant-date fair value of options granted during 2021 and 2020 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 12 to our consolidated financial statements included in our 2021 Form 10-K. The stock option awards granted to each of our named executive officers consisted of at-the-money options.
(4)    For 2021, amounts reflect for each named executive officer: (i) matching contributions under our 401(k) Plan ($8,700), (ii) an electronics allowance ($1,200) and (iii) the Company cost for insurance ($50).

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Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2021.

		Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise price ($)(9)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Options Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Options Rights That Have Not Vested ($)(1)
Max Simkoff
	10/5/21	—	—	—	—	—	—	—	701,010	3,561,131
Noaman Ahmad	7/28/21(3)	597,562	551,162	—	0.45	4/15/2029	—	—	—	—
	7/28/21(4)	39,338	50,585	—	0.71	6/2/2030	—	—	—	—
	7/28/21(5)	85,738	222,917	—	0.71	9/21/2030	—	—	—	—
	10/5/21	—	—	—	—	—	—	—	443,500	2,252,980
Hasan Rizvi	7/28/21(6)	1,369,390	1,017,029	—	0.45	4/15/2029	—	—	—	—
	7/28/21(7)	65,566	84,307	—	0.71	6/2/2030	—	—	—	—
	7/28/21(8)	—	59,949	—	0.71	1/27/2031	—	—	—	—
	10/5/21	—	—	—	—	—	—	—	443,500	2,252,980
(1)The market value of unvested stock awards is based on the closing market price of our Common Stock on December 31, 2021 of $5.08.
(2)PRSUs granted in 2021 are subject to performance during the 21-23 Performance Period, with the potential payout ranging from 0% to 150% of the target number of units, and to the extent earned will vest over a three-year period, all as described above under “Compensation Discussion - Equity Incentive Plans and Outstanding Awards - PRSUs.” The number of units and payout value reported is based on achieving target performance goals.
(3)The option vests in 25% on the first anniversary of December 10, 2018 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock.
(4)The option vests in 25% on the first anniversary of March 1, 2020 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock.
(5)The option vests in equal monthly installments beginning on September 1, 2020 until it is fully vested on March 1, 2025. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock.
(6)The option vests in 25% on the first anniversary of March 18, 2019 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock.
(7)The option vests in 25% on the first anniversary of March 1, 2020 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock.
(8)The option vests in 25% on the first anniversary of March 1, 2021 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock.
(9)The exercise prices of the awards granted on July 28, 2021 varies, despite the same grant date, because some awards were granted in exchange for stock options to acquire shares of Old Doma common stock.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information about our equity compensation plans in effect as of December 31, 2021, each of which was approved by our stockholders. These plans include the Omnibus Incentive Plan, the Employee Stock Purchase Plan (the “ESPP”), and the 2019 Equity Incentive Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity Compensation Plans Approved By Stockholders(1)	41,118,850(2)	$0.58	27,636,358(5)
Equity Compensation Plans Not Approved By Stockholders	—	—	—
Total	41,118,850	$0.58	27,636,358
(1)Consists of the Omnibus Incentive Plan, the ESPP and the 2019 Equity Incentive Plan
(2)Consists of (i) options to purchase 24,226,238 shares of Common Stock under the 2019 Equity Incentive Plan and (ii) 16,892,612 shares of our Common Stock subject to restricted stock units or performance restricted stock units (subject to performance) under our Omnibus Incentive Plan. As of December 31, 2021, there were no outstanding options under the Omnibus Incentive Plan.
(3)As of December 31, 2021, the weighted-average exercise price of outstanding options was $0.58.
(4)The number of shares of our Common Stock reserved for issuance under the Omnibus Incentive Plan will automatically increase commencing on January 1, 2022 through January 1, 2031, by the lesser of (i) 5% of the total number of shares of all classes of our Common Stock outstanding on December 31 of the immediately preceding fiscal year and (ii) such smaller number of shares of our Common Stock as determined by the Board of Directors in its discretion. The number of shares of our Common Stock reserved for issuance under the ESPP will automatically increase on the first day of each calendar year, commencing on January 1, 2022 through December 31, 2031, by the least of (i) 7,348,192 shares of our Common Stock, (ii) 1% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year and (iii) such other number of shares of our Common Stock as determined by our Board of Directors. No additional awards will be granted under the 2019 Equity Incentive Plan and, as a result, no shares remain available for issuance for new awards under the 2019 Equity Incentive Plan.

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Proposal No. 3 - Approval of the Amended and Restated Omnibus Incentive Plan
As part of the Business Combination, stockholders of our predecessor, Capitol, originally approved our existing Omnibus Incentive Plan at a special meeting in lieu of the 2021 annual meeting of Capitol stockholders on or about July 27, 2021.
On May 6, 2022, the Board approved, on the recommendation of the Compensation Committee, the amendment and restatement of the Omnibus Incentive Plan (as amended and restated, the “A&R Omnibus Incentive Plan”), subject to stockholder approval, increasing the base number of shares authorized for issuance under the plan (before giving effect to any of the annual increases described below) from 36,740,960 to 43,261,111, given recent developments in the overall market for talent.
At the Annual Meeting, upon the recommendation of the Compensation Committee to the Board, and the Board’s subsequent approval and recommendation to the stockholders, the stockholders are being asked to approve the A&R Omnibus Incentive Plan, including the number of shares of Common Stock authorized for issuance under the A&R Omnibus Incentive Plan. A copy of the A&R Omnibus Incentive Plan is attached hereto as Appendix A, and the following summary of the material terms of the A&R Omnibus Incentive Plan does not purport to be complete and is qualified in its entirety by the terms of the A&R Omnibus Incentive Plan. In the event that the A&R Omnibus Incentive Plan is not approved by stockholders, awards will continue to be made under the existing Omnibus Incentive Plan. The Board of Directors is requesting this vote in order to obtain stockholder approval of the A&R Omnibus Incentive Plan.
Considerations for the Approval of the A&R Omnibus Incentive Plan
In designing the A&R Omnibus Incentive Plan, the Board carefully considered our anticipated future equity needs, our historical equity incentive compensation practices, and the advice of the Compensation Committee’s independent compensation consultant. The Board believes that the grant of Common Stock and other equity-based incentives for employees, non-employee directors, individual consultants, advisors and other individual service providers of or to the Company is an essential component of the mix of compensation awarded to these individuals. Equity-based incentives encourage a sense of ownership and commitment to the Company’s business goals and objectives, thereby aligning these individuals’ interests with those of the Company’s stockholders, and enable the Company to continue to attract and retain highly qualified individuals.
The aggregate base number of shares of Doma Common Stock being requested for authorization under the A&R Omnibus Incentive Plan (before giving effect to any of the annual increases described below) is 43,261,111 shares, consisting of 36,740,960 shares authorized for issuance upon the plan’s initial approval by our shareholders and an additional 6,520,151 shares). In the event that the A&R Omnibus Incentive Plan is not approved by stockholders, awards will continue to be made under the existing Omnibus Incentive Plan.
The number of shares under the A&R Omnibus Incentive Plan will automatically increase commencing on January 1, 2022 through January 1, 2031, by the least of (i) 5% of the total number of shares of all classes of our common stock outstanding on December 31 of the immediately preceding fiscal year and (ii) such smaller number of shares of our common stock as determined by the board of directors in its discretion. The Board of Directors has approved the A&R Omnibus Incentive Plan, subject to receiving stockholders’ approval. A summary of the principal features of the A&R Omnibus Incentive Plan is provided below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the A&R Omnibus Incentive Plan.
The A&R Omnibus Incentive Plan incorporates corporate governance best practices to align our equity compensation program with the interests of our stockholders. Certain of the corporate governance best practices included in our A&R Omnibus Incentive Plan are as follows:

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•No repricings. Repricing of stock options and stock appreciation rights (“SARs”) is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.
•No “liberal” change in control definition. The change in control definition under the A&R Omnibus Incentive Plan is only triggered in those instances where an actual change in control occurs, such as a 50% or greater change in beneficial ownership (see “Change in Control,” below).
•Clawback of awards. The A&R Omnibus Incentive Plan provides that awards granted thereunder are subject to any clawback or recoupment policies that we have in effect from time to time.
Summary of the A&R Omnibus Incentive Plan
Purpose
The purpose of the A&R Omnibus Incentive Plan is to enable us to offer our employees, non-employee directors and other individual service providers long-term equity-based incentives, thereby attracting, retaining and rewarding such individuals, and strengthening the mutuality of interests between such individuals and our stockholders.
Eligibility
The basis for participation in the A&R Omnibus Incentive Plan is the Board’s or Compensation Committee’s decision, in its sole discretion, that an award to an eligible participant (our employees, non-employee directors, individual consultants, advisors and other service providers) will further the A&R Omnibus Incentive Plan’s purposes of attracting, retaining and rewarding eligible participants, strengthening the mutuality of interests between such individuals and our stockholders. In exercising their discretion, the Compensation Committee or the Board will consider the recommendations of management and the purposes of the A&R Omnibus Incentive Plan. Awards of incentive stock options will be limited to our employees or employees of certain of our affiliates. As of May 9, 2022, there are approximately 1,997 employees, 9 directors and 30 individual consultants, advisers and other service providers eligible to receive awards under the A&R Omnibus Incentive Plan.
Authorized Shares
Subject to adjustment (as described below), the base number of shares of Common Stock that may be subject to awards granted under the A&R Omnibus Incentive Plan (before giving effect to any of the annual increases described below) is 43,261,111 million (consisting of 36,740,960 shares authorized for issuance upon the plan’s initial approval by our shareholders and an additional 6,520,151 shares). The number of shares of Common Stock reserved for issuance under the A&R Omnibus Incentive Plan will automatically increase commencing on January 1, 2022 through January 1, 2031, by the least of (i) 5% of the total number of shares of all classes of New Doma Common Stock outstanding on December 31 of the immediately preceding fiscal year and (ii) such smaller number of shares of Common Stock as determined by the Board in its discretion. If an award expires or is canceled or forfeited, or is otherwise settled without the issuance of shares, the shares covered by the award will again be available for issuance under the A&R Omnibus Incentive Plan. As further described in the A&R Omnibus Incentive Plan, any shares withheld in respect of taxes relating to any award and any shares tendered or withheld to pay the exercise price or purchase price of stock options, or certain other awards, will again be available for issuance under the A&R Omnibus Incentive Plan. Shares underlying replacement awards (i.e., awards granted as replacements for awards granted by a company that we acquire or with which we combine) will not reduce the number of shares available for issuance under the A&R Omnibus Incentive Plan. Notwithstanding the foregoing, the maximum base number of shares of Common Stock that may be subject to incentive stock options granted under the A&R Omnibus Incentive Plan (before giving effect to any of the annual increases described above) is 43,261,111 million. The A&R Omnibus Incentive Plan limits non-employee director compensation, including cash fees and incentive equity awards (based on their grant-date fair value), to a maximum of $750,000 per calendar year in respect of their service as non-employee directors. The limitation on non-employee director compensation applies beginning the first calendar year following the effective date of the A&R Omnibus Incentive Plan.
Administration
Subject to the terms of the A&R Omnibus Incentive Plan is administered by the Compensation Committee. The Compensation Committee (or its delegate) has authority under the A&R Omnibus Incentive Plan to:

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•designate participants;
•determine the types of awards to grant, the number of shares to be covered by awards, the terms and conditions of awards, the circumstances under which awards may be canceled, forfeited or suspended, and whether awards may be deferred;
•amend the terms of any outstanding awards;
•correct any defect, supply any omission or reconcile any inconsistency in the A&R Omnibus Incentive Plan or any award agreement, in the manner and to the extent it shall deem desirable to carry the A&R Omnibus Incentive Plan into effect;
•interpret and administer the A&R Omnibus Incentive Plan and any instrument or agreement relating to, or award made under, the A&R Omnibus Incentive Plan; and
•make any other determination and take any other action that it deems necessary or desirable to administer the A&R Omnibus Incentive Plan, in each case, as it deems appropriate for the proper administration of the A&R Omnibus Incentive Plan and compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
The Compensation Committee may delegate some or all of its authority under the A&R Omnibus Incentive Plan, to the extent permitted by applicable law, to (i) one or more of our officers (except that such delegation will not be applicable to grant awards to a person then covered by Section 16 of the Exchange Act) and (ii) one or more committees of the Board.
Types of Awards
The A&R Omnibus Incentive Plan provides for grants of stock options (both nonqualified and incentive stock options), SARs, restricted stock, restricted stock units, performance awards and other cash-based and other stock-based awards. Any award may be granted alone or in tandem with other awards, and may be granted in addition to, or in substitution for, other types of awards.
Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option will be determined by the Compensation Committee, except with respect to substitute awards and may not be less than the fair market value of a share of Common Stock on the grant date. The Compensation Committee will determine the date after which each stock option may be exercised, the method and form by which each option is to be exercised, and the expiration date of each option, provided that no option will be exercisable more than ten years after the grant date. Options intended to be incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) may not be granted to any person who is not an employee of us or of any parent or subsidiary, as defined in Section 424 of the Code. There have not yet been any options granted under the A&R Omnibus Incentive Plan, and so there are no options currently outstanding under the A&R Omnibus Incentive Plan. The share price of the Common Stock as of May 23, 2022 was $1.77.
Stock Appreciation Rights. Stock appreciation rights (“SARs”) represent a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share from the grant date. The per-share exercise or hurdle price per share will be determined by the Compensation Committee and, except with respect to substitute awards, may not be less than the fair market value of a share of Common Stock on the grant date.
Restricted Stock. Restricted stock is an award of shares that are subject to restrictions on transfer and a substantial risk of forfeiture. Recipients of restricted stock generally have the rights and privileges of a stockholder, including the right to vote such shares of restricted stock and to receive dividends; however, the right to receive dividends may be subject to the vesting restrictions applicable to the associated restricted stock.
Restricted Stock Units. A restricted stock unit award is a right to receive a specified number of shares of Common Stock (or the fair market value thereof in cash, other property or any combination thereof, as determined by the Compensation Committee), subject to the expiration of a specified restriction period and/or the achievement of any performance measures selected by the Compensation Committee, consistent with the terms of the A&R Omnibus Incentive Plan. The restricted stock unit award agreement will specify whether the award recipient is entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to the award; however, the right to receive dividends may be subject to the vesting restrictions

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applicable to the associated restricted stock unit. Prior to the settlement of a restricted stock unit award in Common Stock, the award recipient will have no rights or privileges as a stockholder of us with respect to Common Stock subject to the award.
Performance Awards. Performance awards, which may be denominated in cash, shares or units (including restricted stock units) (or a combination thereof), will be earned on the satisfaction of performance goals specified by the Compensation Committee. With respect to any performance award that becomes settled in Common Stock upon achievement or satisfaction of the applicable performance conditions, prior to such settlement the award recipient will have no rights or privileges as a stockholder of us with respect to Common Stock subject to the award.
Other Cash-Based and Other Stock-Based Awards. The Compensation Committee is authorized to grant other cash-based and other stock-based awards that are payable in cash or Common Stock (or a combination thereof), and may be granted either independently or as an element of or supplement to any other award under the A&R Omnibus Incentive Plan. Other stock-based awards are valued in whole or in part by reference to Common Stock, including restricted stock units, phantom stock and similar units.
Adjustments
In the event the Compensation Committee determines that, as a result of any extraordinary dividend or other extraordinary distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or other similar corporate transaction or event affecting Common Stock or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the A&R Omnibus Incentive Plan, the Compensation Committee will, in a manner determined in the Compensation Committee’s sole discretion, and to the extent determined appropriate by the Compensation Committee, adjust equitably any or all of: (i) the number and type of shares or other securities that thereafter may be made the subject of awards, including the aggregate limit under the A&R Omnibus Incentive Plan; (ii) the number and type of shares or other securities subject to outstanding awards; (iii) the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; and (iv) the terms and conditions of any outstanding awards, including the performance criteria of any performance awards.
Change in Control
In the event of a “change in control” (as described below and as defined in the A&R Omnibus Incentive Plan), except as otherwise provided in the applicable award agreement, the Committee may provide for:
•continuation or assumption of outstanding awards under the A&R Omnibus Incentive Plan by us (if we are the surviving corporation) or by the successor or surviving corporation or its parent;
•substitution or replacement of any outstanding award by the successor or surviving entity or its parent for a cash payment, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof);
•acceleration of the vesting (including the lapse of any restriction) and exercisability of outstanding awards, in each case, either (i) immediately prior to or as of the date of the change in control, (ii) upon a participant’s involuntary termination of service on or within a specified period following the change in control, or (iii) upon the failure of the successor or surviving corporation (or its parent) to continue or assume such outstanding awards;
•in the case of a performance award, determination of the level of attainment of the applicable performance conditions; and
•cancellation of outstanding awards under the A&R Omnibus Incentive Plan in consideration of a payment, with the form, amount and timing of such payment to be determined by the Compensation Committee in its sole discretion, provided that (i) such payment is made in cash, securities, rights and/or other property, (ii) the amount of such payment equals the value of the award, as determined by the Compensation Committee in its sole discretion (provided that the Compensation Committee may

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cancel out-of-the-money options or SARs for no consideration) and (iii) such payment will be made promptly following the change in control, in compliance with Section 409A of the Code.
A “change in control” under the A&R Omnibus Incentive Plan generally means (i) the acquisition of 50% or more of Common Stock or combined voting power of voting securities; (ii) a change in the composition of the Board of Directors such that, during any 12-month period, the individuals who as of the beginning of such period constitute our Board cease for any reason to constitute at least 50% of our Board (provided that any individual becoming a member of the Board after the beginning of such 12-month period whose election or nomination for election by our stockholders was approved by a vote of at least a majority of the directors immediately prior to the date of such appointment or election will be considered as though such individual were a member of our Board at the beginning of such 12-month period); (iii) Doma’s merger or consolidation with another entity after which Doma’s voting securities outstanding immediately prior to such transaction do not continue to represent 50% or more of the total voting power of Doma’s stock or of the surviving entity or parent entity thereof (if we are not the surviving entity in such merger or consolidation); or (iv) a disposition of all or substantially all of our assets.
Amendment and Termination
The Board of Directors may amend, modify, suspend, discontinue or terminate the A&R Omnibus Incentive Plan (or any portion thereof) at any time. However, no such action may, without the consent of the participant, materially adversely affect the rights of such participant under any award previously granted (other than to apply with applicable law or to impose any clawback or recoupment provisions on any awards). Additionally, no such action may be made without Doma’s stockholder approval, if such approval is required by applicable law or by the rules of the stock market or exchange on which our common stock are principally quoted or traded (including the NYSE). No award may be granted pursuant to the A&R Omnibus Incentive Plan after the tenth anniversary of the date on which the A&R Omnibus Incentive Plan was approved by our stockholders.
Prohibition on Repricing
Subject to the adjustment provision described above, the Compensation Committee may not directly or indirectly, through cancellation or re-grant or any other method, reduce, or have the effect of reducing, the exercise or hurdle price of any award established at the time of grant without approval of our stockholders.
Cancellation or “Clawback” of Awards
The Compensation Committee may, to the extent permitted by applicable law and stock exchange rules or by any of our policies (including any recoupment policy we may adopt from time to time or pursuant to the recoupment provisions in any award agreement), cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the A&R Omnibus Incentive Plan or the sale of shares underlying such awards.
Term
No award will be granted under the A&R Omnibus Incentive Plan on the earliest to occur of (i) July 28, 2031, (ii) upon the maximum number of shares of common stock available for issuance under the A&R Omnibus Incentive Plan having been issued or (iii) by the Board at its discretion (and in accordance with the terms of the A&R Omnibus Incentive Plan).
U.S. Federal Income Tax Consequences of Equity Awards
The following is a general summary under current law of certain United States federal income tax consequences to us and participants who are citizens or individual residents of the United States relating to awards granted under the A&R Omnibus Incentive Plan. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to us and participants. Accordingly, we urge each participant to consult his or her own tax advisor as to the specific tax consequences of participation in the A&R Omnibus Incentive Plan under federal, state, local and other applicable laws. In addition, we may be subject to limits on tax deductibility relating to compensation described herein under certain statutory provisions, including Sections 162(m) and 280G of the Code.

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Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a corresponding federal income tax deduction. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them.
Incentive Stock Options
An incentive stock option (or “ISO”) is an option that meets the requirements of Section 422 of the Code. A participant will not have taxable income when granted an ISO or when exercising an ISO. If a participant exercises an ISO and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares will be taxable as long-term capital gain. However, even though a participant will not have taxable income when exercising an ISO, the exercise of an ISO is taken into account for purposes of determining whether the participant has any alternative minimum tax liability (described below). We generally will not be entitled to a corresponding federal income tax deduction.
If a participant disposes of the shares received upon exercise of an ISO within the one-year or two-year periods described above, it will be considered a “disqualifying disposition.” Under such circumstances, the participant generally will realize ordinary income in the year of the disposition, and we generally will be entitled to a corresponding federal income tax deduction. The amounts of the participant’s ordinary income and our deduction will equal the excess of the lesser of the amount, if any, realized on the disposition and the fair market value of the shares on the exercise date over the aggregate exercise price of the ISO. Any additional gain or loss that the participant realizes on the disposition will be long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them.
Subject to the terms of the A&R Omnibus Incentive Plan, generally, if a participant exercises an ISO more than three months after the participant’s employment with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If a participant is disabled and terminates employment because of his or her disability, the three-month period is extended to one year. The three-month period does not apply in the case of a participant’s death.
SARs
A participant does not recognize income at the time a SAR is granted. A participant will recognize income at the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of a SAR. The amount of income will equal the amount of cash or fair market value of shares paid or transferred to the participant and will be ordinary income. We generally will be entitled to a corresponding federal income tax deduction.
Restricted Stock
Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant generally will not recognize income, and we generally will not be entitled to a corresponding federal income tax deduction at the time restricted stock is granted. When the restrictions lapse, the participant generally will recognize ordinary income equal to the fair market value of the shares as of that date, less any amount paid for the restricted stock, and we generally will be entitled to a corresponding federal income tax deduction at that time. If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, the participant generally will recognize ordinary income as of the date of grant equal to the fair market value of the common stock as of that date, less any amount the participant paid for the restricted stock, and we generally will be entitled to a corresponding federal income tax deduction at that time. Any future appreciation in the shares generally will be taxable to the participant at capital gains rates. However, if the restricted stock is later forfeited, the participant generally will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

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Registration with the SEC
If our stockholders approve the A&R Omnibus Incentive Plan, we plan to file a registration statement on a Form S-8 with the SEC, as soon as reasonably practicable after becoming eligible to use such form, to register the shares available for issuance under the A&R Omnibus Incentive Plan.
New Plan Benefits
As described above, the Compensation Committee, in its discretion, will select the participants who receive awards and the size and types of those awards under the A&R Omnibus Incentive Plan, if the A&R Omnibus Incentive Plan is approved by our stockholders. Therefore, the awards (or associated benefits or amounts) that will be made to particular individuals or groups of individuals in the future under the A&R Omnibus Incentive Plan are not currently determinable.
Equity Compensation Plan Information
See “Equity Compensation Plan Information” above in this proxy statement for additional information on Doma’s current incentive plans and capacity as of December 31, 2021.
Board Recommendation

The Board recommends a vote “FOR” the approval of the A&R Omnibus Incentive Plan.

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Additional Information
Other Matters for the Annual Meeting
As of the date of this proxy statement, there are no matters the Board of Directors intends to present for a vote at the Annual Meeting other than the business items discussed in this proxy statement. In addition, Doma has not been notified of any other business proposed to be presented at the Annual Meeting. If other matters now unknown to the Board of Directors come before the Annual Meeting, the proxy given by a stockholder electronically, telephonically, or on a proxy card gives discretionary authority to the persons named by Doma to serve as proxies to vote such stockholder’s shares on any such matters in their discretion.
Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our principal executive offices, 101 Mission Street, Suite 740, San Francisco, California 94105. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than January 27, 2023. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Corporate Secretary, Eric Watson.
In addition, our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2023 Annual Meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not later than April 8, 2023 and not before March 9, 2023. However, if the 2023 Annual Meeting is more than 30 days earlier, or more than 70 days later, than the first anniversary of the Annual Meeting, notice must be so delivered or received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public disclosure of the date of such annual meeting was made. Our Bylaws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2023 Annual Meeting.
Stockholders Sharing the Same Last Name and Address (“Householding”)
In order to reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain registered stockholders who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive one copy of the Notice of Internet Availability and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. We hereby undertake to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability or proxy materials, as the case may be, to a stockholder at a shared address to which a single copy of the document(s) was delivered. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

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If you are a registered stockholder and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, or you would like to have a single copy of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling 1-866-540-7095. If you are a beneficial stockholder, please contact your bank or broker to opt in or out of householding.
However, please note that if you want to receive a separate proxy card or vote instruction form or other proxy materials for purposes of this year’s Annual Meeting, you should follow the instructions included in the Notice of Internet Availability that was sent to you and we will deliver, promptly upon written or oral request, separate copies of the proxy materials for this year’s Annual Meeting.
Incorporation by Reference and Website References
To the extent that this proxy statement is incorporated by reference into any other filing by Doma under the Exchange Act or the Securities Act, the section of this proxy statement entitled “Report of the Audit & Risk Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such section[s] will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including Doma’s website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement. All expenses in connection with the solicitation of proxies for the Annual Meeting will be paid by us. In addition, officers, directors, regular employees, or other agents of Doma may solicit proxies by telephone, telefax, personal calls, or other electronic means. We will request banks, brokers, custodians, and other nominees in whose names shares are registered to furnish to the beneficial owners of Doma’s Common Stock Notices of Internet Availability of the materials related to the Annual Meeting, and including, if so requested by the beneficial owners, paper copies of the 2021 Form 10-K, this proxy statement and the proxy card and, upon request, we will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ELECTRONICALLY, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

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Appendix A
Doma Holdings, Inc. Omnibus Incentive Plan
Amended and Restated as of May 6, 2022
Section 1. Purpose. The purpose of the Doma Holdings, Inc. Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to motivate and reward employees and other individuals to perform at the highest level and contribute significantly to the success of Doma Holdings, Inc. (the “Company”), thereby furthering the best interests of the Company and its shareholders. The Plan was originally approved on July 28, 2021 and amended and restated on May 6, 2022 to add shares to the Plan.
Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company.
(b) “Award” means any Option, SAR, Restricted Stock, RSU, Performance Award, Other Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c) “Award Agreement” means any agreement, contract or other instrument or document (including in electronic form) evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.
(d) “Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(e) “Beneficiary” means a Person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of a Participant’s death. If no such Person can be named or is named by a Participant, or if no Beneficiary designated by a Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at a Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.
(f) “Board” means the Board of Directors of the Company.
(g) “Cause” is as defined in the Participant’s Service Agreement, if any, or if not so defined, means: (i) the Participant’s failure or refusal to substantially perform the Participant’s duties and obligations as a service provider (for reasons other than death or Disability), which failure is not cured to the sole and reasonable satisfaction of the Company; (ii) the Participant’s failure or refusal to comply with the policies, standards, codes of conduct, and regulations established by the Company from time to time, which failure is not cured to the sole and reasonable satisfaction of the Company; (iii) the Participant’s failure to comply with any reasonable legal directive of the Board; (iv) the Participant’s commission of any crime or act of moral turpitude, fraud, theft, misappropriation, embezzlement, misrepresentation, or other unlawful act committed by the Participant that results in harm to the Company or its Affiliates, including financial or reputational, which harm shall be determined in the Company’s sole and reasonable discretion; (v) the Participant’s violation of a federal or state law, rule or regulation applicable to the business of the Company or its Affiliates; (vi) the Participant’s commission of, or entering a plea of nolo contendere or guilty to, a felony under the laws of the United States or its equivalent in the jurisdiction in which the act that constituted the felony occurred; or (vii) the Participant’s material breach of the terms of any agreement between the Participant and the Company (or any Affiliate of the Company). With respect to (i) and (ii) above, only, the Participant shall have ten days to cure following written notice of the Participant’s failure or refusal to perform or comply, provided that whether the failure is curable shall be within the Company’s sole and reasonable discretion.
(h) “Change in Control” means the occurrence of any one or more of the following events:
(i) any Person, other than (A) any employee plan established by the Company or any Subsidiary, (B) the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company, is (or becomes, during any 12-month period) the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the total voting power of the stock of the

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Company; provided that the provisions of this subsection (i) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (iii) below;
(ii) a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the Board (the “Existing Board”) cease for any reason to constitute at least 50% of the Board; provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors immediately prior to the date of such appointment or election shall be considered as though such individual were a member of the Existing Board; provided further, that, notwithstanding the foregoing, no individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, shall in any event be considered to be a member of the Existing Board;
(iii) the consummation of a merger, amalgamation or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction pursuant to applicable stock exchange requirements; provided that immediately following such transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such transaction or parent entity thereof) 50% or more of the total voting power and total fair market value of the Company’s stock (or, if the Company is not the surviving entity of such merger or consolidation, 50% or more of the total voting power and total fair market value of the stock of such surviving entity or parent entity thereof); and provided, further, that such a transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of either the then-outstanding Shares or the combined voting power and total fair market value of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or
(iv) the sale or disposition by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.
Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any Person that is considered to effectively control the Company. In no event will a Change in Control be deemed to have occurred if any Participant is part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in Control. Notwithstanding the foregoing or any provision of any Award Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the Code), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A of the Code), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement,

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except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A of the Code.
(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.
(j) “Committee” means the compensation committee of the Board unless another committee is designated by the Board. If there is no compensation committee of the Board and the Board does not designate another committee, references herein to the “Committee” shall refer to the Board.
(k) “Consultant” means any individual, including an advisor, who is providing services to the Company or any Subsidiary or who has accepted an offer of service or consultancy from the Company or any Subsidiary.
(l) “Director” means any member of the Board.
(m) “Effective Date” means July 28, 2021.
(n) “Employee” means any individual, including any officer, employed by the Company or any Subsidiary or any prospective employee or officer who has accepted an offer of employment from the Company or any Subsidiary, with the status of employment determined based upon such factors as are deemed appropriate by the Committee in its discretion, subject to any requirements of the Code or applicable laws.
(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.
(p) “Fair Market Value” means (i) with respect to Shares, the closing price of a Share on the trading day immediately preceding the date of determination (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred), on the principal stock market or exchange on which the Shares are quoted or traded, or if Shares are not so quoted or traded, the fair market value of a Share as determined by the Committee, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
(q) “Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that meets the requirements of Section 422 of the Code.
(r) “Intrinsic Value” with respect to an Option or SAR Award means (i) the excess, if any, of the price or implied price per Share in a Change in Control or other event over (ii) the exercise or hurdle price of such Award multiplied by (iii) the number of Shares covered by such Award.
(s) “Non-Qualified Stock Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 6, that is not an Incentive Stock Option.
(t) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(u) “Other Cash-Based Award” means an Award granted pursuant to Section 11, including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.
(v) “Other Stock-Based Award” means an Award granted pursuant to Section 11 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee.
(w) “Participant” means the recipient of an Award granted under the Plan.
(x) “Performance Award” means an Award granted pursuant to Section 10.
(y) “Performance Period” means the period established by the Committee with respect to any Performance Award during which the performance goals specified by the Committee with respect to such Award are to be measured.

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(z) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
(aa) “Predecessor Award” means an award granted prior to the Effective Date under the Predecessor Plan.
(bb) “Predecessor Plan” means the States Title, Inc. 2019 Equity Incentive Plan.
(cc) “Restricted Stock” means any Share subject to certain restrictions and forfeiture conditions, granted pursuant to Section 8.
(dd) “RSU” means a contractual right granted pursuant to Section 9 that is denominated in Shares. Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof. Awards of RSUs may include the right to receive dividend equivalents.
(ee) “SAR” means a right granted pursuant to Section 7 to receive upon exercise by the Participant or settlement, in cash, Shares or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant.
(ff) “Service Agreement” means any employment, severance, consulting or similar agreement between the Company or any of its Affiliates and a Participant.
(gg) “Share” shall mean a share of common stock, $0.0001 par value.
(hh) “Subsidiary” means an entity of which the Company directly or indirectly holds all or a majority of the value of the outstanding equity interests of such entity or a majority of the voting power with respect to the voting securities of such entity. Whether employment by or service with a Subsidiary is included within the scope of the Plan shall be determined by the Committee.
(ii) “Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.
(jj) “Termination of Service” means, in the case of a Participant who is an Employee, cessation of the employment relationship such that the Participant is no longer an employee of the Company or any Subsidiary, or, in the case of a Participant who is a Consultant or other service provider, the date the performance of services for the Company or any Subsidiary has ended; provided, however, that in the case of a Participant who is an Employee, the transfer of employment from the Company to a Subsidiary, from a Subsidiary to the Company, from one Subsidiary to another Subsidiary or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or a Subsidiary as a Director or Consultant shall not be deemed a cessation of service that would constitute a Termination of Service; provided, further, that a Termination of Service shall be deemed to occur for a Participant employed by, or performing services for, a Subsidiary when such Subsidiary ceases to be a Subsidiary unless such Participant’s employment or service continues with the Company or another Subsidiary. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), a Termination of Service occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A of the Code).
Section 3. Eligibility.
(a) Any Employee, non-employee Director or Consultant shall be eligible to be selected to receive an Award under the Plan, to the extent that an offer or receipt of an Award is permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(b) Holders of equity compensation awards granted by a company that is acquired by the Company (or whose business is acquired by the Company) or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.
Section 4. Administration.
(a) Administration of the Plan. The Plan shall be administered by the Committee. All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders,

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Participants and any Beneficiaries thereof. The Committee may issue rules and regulations for administration of the Plan.
(b) Delegation of Authority. To the extent permitted by applicable law, including under Section 157(c) of the Delaware General Corporation Law, the Committee may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant Options and SARs or other Awards in the form of Share rights (except that such delegation shall not apply to any Award for a Person then covered by Section 16 of the Exchange Act), and the Committee may delegate to one or more committees of the Board (which may consist of solely one Director) some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with applicable law.
(c) Authority of Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full discretion and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award and prescribe the form of each Award Agreement, which need not be identical for each Participant; (v) determine whether, to what extent, under what circumstances and by which methods Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise), or any combination thereof, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) amend terms or conditions of any outstanding Awards; (viii) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.
Section 5. Shares Available for Awards.
(a) Subject to adjustment as provided in Section 5(c) and except for Substitute Awards, the maximum base number of Shares available for issuance under the Plan shall not exceed 43,261,111 Shares in the aggregate, before giving effect to any of the annual increases described herein (consisting of (i) 6,520,151 Shares newly authorized for issuance and subject to approval of the Company’s shareholders at the Company’s 2022 annual meeting and (ii) 36,740,960 Shares previously authorized for issuance); provided that the number of Shares shall be increased annually on the first day of each Company fiscal year beginning with January 1, 2022 and ending with January 1, 2031, in an amount equal to the least of (A) 5% of the aggregate number of outstanding Shares on the last day of the immediately preceding fiscal year and (B) such number of Shares as determined by the Board in its discretion. Shares underlying Substitute Awards and Shares remaining available for grant under a plan of an acquired company or of a company with which the Company combines (whether by way of amalgamation, merger, sale and purchase of shares or other securities or otherwise), appropriately adjusted to reflect the acquisition or combination transaction, shall not reduce the number of Shares remaining available for grant hereunder.
(b) If any Award or Predecessor Award is forfeited, cancelled, expires, terminates or otherwise lapses or is settled in cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated or lapsed Award or Predecessor Award shall again be available for grant under the Plan. The following shall become available for issuance under the Plan: (i) any Shares withheld in respect of taxes relating to any Award or Predecessor Award and (ii) any Shares tendered or withheld to pay the exercise price or purchase price of Options or Predecessor Awards.

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(c) In the event that the Committee determines that, as a result of any extraordinary dividend or other extraordinary distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject to Section 19 and applicable law, shall, in a manner determined in the Committee’s sole discretion, and to the extent determined appropriate by the Committee, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:
(i) the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(a) and Section 5(f);
(ii) the number and type of Shares (or other securities) subject to outstanding Awards;
(iii) the grant, acquisition, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and
(iv) the terms and conditions of any outstanding Awards, including the performance criteria of any Performance Awards;
provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(d) Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.
(e) A Participant who is a non-employee Director may not receive compensation for any calendar year in excess of $750,000 in the aggregate, including cash payments and Awards.
(f) Subject to adjustment as provided in Section 5(c)(i), the maximum base number of Shares available for issuance with respect to Incentive Stock Options shall be 43,261,111 Shares in the aggregate, before giving effect to any of the annual increases described herein (consisting of (i) 6,520,151 Shares newly authorized for issuance and subject to approval of the Company’s shareholders at the Company’s 2022 annual meeting and (ii) 36,740,960 Shares previously authorized for issuance).
Section 6. Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) The exercise price per Share under an Option shall be determined by the Committee at the time of grant; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
(b) The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option. The Committee shall determine the time or times at which an Option becomes vested and exercisable in whole or in part.
(c) The Committee shall determine the methods by which, and the forms in which payment of the exercise price with respect thereto may be made or deemed to have been made, including cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise) or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.
(d) No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except as provided under Section 5(c)).
(e) The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Incentive Stock Options may be granted only to employees of the Company or of a parent or subsidiary corporation (as defined in Section 424 of the Code).

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Section 7. Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.
(b) The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.
(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR. The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part.
(d) Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise or hurdle price of such SAR. The Company shall pay such excess in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee.
(e) No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs (except as provided under Section 5(c)).
Section 8. Restricted Stock. The Committee is authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) The Award Agreement shall specify the vesting schedule.
(b) Awards of Restricted Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(c) Subject to the restrictions set forth in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a shareholder with respect to Awards of Restricted Stock, including the right to vote such Shares of Restricted Stock and the right to receive dividends.
(d) The Committee may, in its discretion, specify in the applicable Award Agreement that any or all dividends or other distributions paid on Awards of Restricted Stock prior to vesting be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividends or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as the underlying Awards.
(e) Any Award of Restricted Stock may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration.
(f) The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, such Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.
Section 9. RSUs. The Committee is authorized to grant Awards of RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) The Award Agreement shall specify the vesting schedule and the delivery schedule (which may include deferred delivery later than the vesting date).
(b) Awards of RSUs shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

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(c) An RSU shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such RSU, such as the right to vote or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such RSU.
(d) The Committee may, in its discretion, specify in the applicable Award Agreement that any or all dividend equivalents or other distributions paid on Awards of RSUs prior to vesting or settlement, as applicable, be paid either in cash or in additional Shares and either on a current or deferred basis and that such dividend equivalents or other distributions may be reinvested in additional Shares, which may be subject to the same restrictions as such Awards.
(e) Shares delivered upon the vesting and settlement of an RSU Award may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration.
(f) The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU Award may be made.
Section 10. Performance Awards. The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a) Performance Awards may be denominated as a cash amount, number of Shares or units or a combination thereof and are Awards that may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the grant to a Participant or the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.
(b) Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis, with respect to one or more business units, divisions, Subsidiaries or business segments, or on an individual basis. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable such that it does not provide any undue enrichment or harm. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(c) Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined in the discretion of the Committee.
(d) A Performance Award shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such Performance Award, such as the right to vote (except as relates to Restricted Stock) or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such Performance Award. The Committee, in its sole discretion, may provide that a Performance Award shall convey the right to receive dividend equivalents on the Shares subject to such Performance Award with respect to any dividends declared during the period that such Performance Award is outstanding, in which case, such dividend equivalent rights shall accumulate and shall be paid in cash or Shares on the settlement date of the Performance Award, subject to the Participant’s earning of the Shares with respect to which such dividend equivalents are paid upon achievement or satisfaction of performance conditions specified by the Committee. Shares delivered upon the vesting and settlement of a Performance Award may be evidenced in such manner as the Committee may deem appropriate, including book-entry

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registration. For the avoidance of doubt, unless otherwise determined by the Committee, no dividend equivalent rights shall be provided with respect to any Shares subject to Performance Awards that are not earned or otherwise do not vest or settle pursuant to their terms.
(e) The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.
Section 11. Other Cash-Based Awards and Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant Other Cash-Based Awards (either independently or as an element of or supplement to any other Award under the Plan) and Other Stock-Based Awards. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Committee shall determine; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.
Section 12. Effect of Termination of Service or a Change in Control on Awards.
(a) The Committee may provide, by rule or regulation or in any applicable Award Agreement, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of a Participant’s Termination of Service prior to the end of a Performance Period or vesting, exercise or settlement of such Award.
(b) Subject to the last sentence of Section 2(jj), the Committee may determine, in its discretion, whether, and the extent to which, (i) an Award will vest during a leave of absence, (ii) a reduction in service level (for example, from full-time to part-time employment) will cause a reduction, or other change, to an Award and (iii) a leave of absence or reduction in service will be deemed a Termination of Service.
(c) In the event of a Change in Control, the Committee may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to any outstanding Award, which need not be uniform with respect to all Participants and/or Awards:
(i) continuation or assumption of such Award by the Company (if it is the surviving corporation) or by the successor or surviving entity or an affiliate thereof;
(ii) substitution or replacement of such Award by the successor or surviving entity or its parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof), with substantially the same terms and value as such Award (including any applicable performance targets or criteria with respect thereto);
(iii) acceleration of the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or SAR Award, acceleration of the right to exercise such Award during a specified period (and the termination of such Option or SAR Award without payment of any consideration therefor to the extent such Award is not timely exercised), in each case, either (A) immediately prior to or as of the date of the Change in Control, (B) upon a Participant’s involuntary Termination of Service (including upon a termination of the Participant’s employment by the Company (or a successor corporation or its parent) without Cause, by a Participant for “good reason” and/or due to a Participant’s death or “disability”, as such terms may be defined in the applicable Award Agreement and/or a Participant’s Service Agreement, as the case may be) on or within a specified period following the Change in Control or (C) upon the failure of the successor or surviving entity (or its parent) to continue or assume such Award;
(iv) in the case of a Performance Award, determination of the level of attainment of the applicable performance condition(s); and
(v) cancellation of such Award in consideration of a payment, with the form, amount and timing of such payment determined by the Committee in its sole discretion, subject to the following: (A) such payment shall be made in cash, securities, rights and/or other property; (B) the amount of such payment shall equal the value of such Award, as determined by the Committee in its sole discretion; provided that, in the case of an Option or SAR Award, if such value equals the Intrinsic Value of such Award, such value shall be deemed to be valid; provided further that, if the Intrinsic Value of an Option or SAR Award is equal to or less than zero, the

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Committee may, in its sole discretion, provide for the cancellation of such Award without payment of any consideration therefor (for the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or SAR Awards for which the exercise or hurdle price is equal to or exceeds the per Share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor); and (C) such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided that the timing of such payment shall comply with Section 409A of the Code.
Section 13. General Provisions Applicable to Awards.
(a) Awards shall be granted for such cash or other consideration, if any, as the Committee determines; provided that in no event shall Awards be issued for less than such minimal consideration as may be required by applicable law.
(b) Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c) Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.
(d) Except as may be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant other than by will or pursuant to Section 13(e) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under applicable law, by such Participant’s guardian or legal representative. The provisions of this Section 13(d) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.
(e) A Participant may designate a Beneficiary or change a previous Beneficiary designation only at such times as prescribed by the Committee, in its sole discretion, and only by using forms and following procedures approved or accepted by the Committee for that purpose.
(f) All certificates, if any, for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise or settlement thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g) The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Committee’s satisfaction, (ii) as determined by the Committee, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws, stock market or exchange rules and regulations or accounting or tax rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Committee deems necessary or appropriate to satisfy any applicable laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Committee determines is necessary to the lawful issuance and sale of any Shares, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
(h) The Committee may impose restrictions on any Award with respect to non-competition, non-solicitation, confidentiality and other restrictive covenants, or requirements to comply with minimum share ownership

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requirements, as it deems necessary or appropriate in its sole discretion, which such restrictions may be set forth in any applicable Award Agreement or otherwise.
Section 14. Amendments and Terminations.
(a) Amendment or Termination of the Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(c) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18. Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan, or create sub-plans, in such manner as may be necessary or desirable to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.
(c) Terms of Awards. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted (including by substituting another Award of the same or a different type), prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(c) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan or Award to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 18. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(c)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(d) No Repricing. Except as provided in Section 5(c), the Committee may not, without shareholder approval, seek to effect any re-pricing of any previously granted “underwater” Option, SAR or similar Award by: (i) amending or modifying the terms of the Option, SAR or similar Award to lower the exercise price; (ii) cancelling the underwater Option, SAR or similar Award and granting either (A) replacement Options, SARs or similar Awards having a lower exercise price or (B) Restricted Shares, RSUs, Performance Awards or Other Share-Based Awards in exchange; or (iii) cancelling or repurchasing the underwater Options, SARs or similar Awards for cash or other securities. An Option, SAR or similar Award will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.
Section 15. Miscellaneous.
(a) No Employee, Consultant, non-employee Director, Participant, or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.
(b) The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or any applicable

DOMA HOLDINGS, INC.	| A-11 |	2022 PROXY STATEMENT

Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding on the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Agreement.
(c) No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
(d) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(e) The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by such Participant) as may be necessary to satisfy all obligations for the payment of such taxes and, unless otherwise determined by the Committee in its discretion, to the extent such withholding would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.
(f) If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(g) Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(h) No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(i) Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy or custom. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
Section 16. Effective Date of the Plan. The Plan shall be effective as of the Effective Date. The Company amended and restated the Plan on May 6, 2022.
Section 17. Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (i) the 10-year anniversary of the Effective Date; (ii) the maximum number of Shares available for issuance under the Plan have been issued; or (iii) the Board terminates the Plan in accordance with Section 14(a). However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

DOMA HOLDINGS, INC.	| A-12 |	2022 PROXY STATEMENT

Section 18. Cancellation or “Clawback” of Awards.
(a) The Committee may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include a Termination of Service with or without Cause (and, in the case of any Cause that is resulting from an indictment or other non-final determination, the Committee may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Agreement) or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
(b) The Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.
Section 19. Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code.
Section 20. Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c).
Section 21. Data Protection. In connection with the Plan, the Company may need to process personal data provided by the Participant to the Company or its Affiliates, third party service providers or others acting on the Company’s behalf. Examples of such personal data may include, without limitation, the Participant’s name, account information, social security number, tax number and contact information. The Company may process such personal data in its legitimate business interests for all purposes relating to the operation and performance of the Plan, including but not limited to:
(a) administering and maintaining Participant records;
(b) providing the services described in the Plan;

DOMA HOLDINGS, INC.	| A-13 |	2022 PROXY STATEMENT

(c) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which such Participant works; and
(d) responding to public authorities, court orders and legal investigations, as applicable.
The Company may share the Participant’s personal data with (i) Affiliates, (ii) trustees of any employee benefit trust, (iii) registrars, (iv) brokers, (v) third party administrators of the Plan, (vi) third party service providers acting on the Company’s behalf to provide the services described above or (vii) regulators and others, as required by law.
If necessary, the Company may transfer the Participant’s personal data to any of the parties mentioned above in a country or territory that may not provide the same protection for the information as the Participant’s home country. Any transfer of the Participant’s personal data to recipients in a third country will be made subject to appropriate safeguards or applicable derogations provided for under applicable law. Further information on those safeguards or derogations can be obtained through the contact set forth in the Employee Privacy Notice (the “Employee Privacy Notice”) that previously has been provided by the Company or its applicable Affiliate to the Participant. The terms set forth in this Section 21 are supplementary to the terms set forth in the Employee Privacy Notice (which, among other things, further describes the rights of the Participant with respect to the Participant’s personal data); provided that, in the event of any conflict between the terms of this Section 21 and the terms of the Employee Privacy Notice, the terms of this Section 21 shall govern and control in relation to the Plan and any personal data of the Participant to the extent collected in connection therewith.
The Company will keep personal data collected in connection with the Plan for as long as necessary to operate the Plan or as necessary to comply with any legal or regulatory requirements.
A Participant has a right to (i) request access to and rectification or erasure of the personal data provided, (ii) request the restriction of the processing of his or her personal data, (iii) object to the processing of his or her personal data, (iv) receive the personal data provided to the Company and transmit such data to another party, and (v) to lodge a complaint with a supervisory authority.
Section 22. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

DOMA HOLDINGS, INC.	| A-14 |	2022 PROXY STATEMENT

doma

SCAN TO
VIEW MATERIALS & VOTE

DOMA HOLDINGS, INC.
101 MISSION STREET, STE 740
SAN FRANCISCO, CA 94105

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on July 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DOMA2022**

You may attend the meeting via the Internet and vote during the meeting. Have the control number that is printed in the box marked by the arrow below available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on July 6, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D79591-P73890

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOMA HOLDINGS, INC.

The Board of Directors recommends that you vote FOR each of the Class II director nominees listed under Proposal 1:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Stuart Miller
02) Charles Moldow
03) Karen Richardson

The Board of Directors recommends that you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as Doma Holdings, Inc.'s independent registered public accounting firm for 2022.	☐	☐	☐
3. Approval of Doma Holdings, Inc.'s Amended and Restated Omnibus Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D79592-P73890

DOMA HOLDINGS, INC.
Annual Meeting of Stockholders
July 7, 2022 1:00 PM EDT
To be held at www.virtualshareholdermeeting.com/DOMA2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DOMA HOLDINGS, INC.

The stockholder(s) hereby appoint(s) Eric Watson and Christian Ameri, or either of them, as proxies and attorneys-in-fact, each with the full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Doma Holdings, Inc. that the stockholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company scheduled to be held at 1:00 p.m. EDT on July 7, 2022, via the internet through a virtual web conference at www.virtualshareholdermeeting.com/DOMA2022, and any adjournment or postponement thereof, with all powers which the stockholder(s) would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side